                              THE MILLS CORPORATION
                            SUPPLEMENTAL INFORMATION
                                TABLE OF CONTENTS
                            AS OF SEPTEMBER 30, 1999

           INFORMATION                                                 PAGE
           -----------                                                 ----

Overview                                                               5-6

Summary of  Operating Properties                                        7

Summary of Projects Under Construction/Development                      8

Supplemental Financial Data                                             9

Property Operating Income                                             10-13

Unconsolidated Joint Venture Net Income

     and Funds From Operations                                        14-15

Occupancy Analysis                                                     16

Lease Expiration Schedule                                             17-19

Rental Rate Analysis                                                   20

Average Rent Analysis                                                  21

Summary of Outstanding Consolidated Indebtedness                       22

Summary of Outstanding Unconsolidated Indebtedness                     23

Mills Gross Sales Analysis                                             24

Mills Comparable Specialty Store Sales Analysis                        25

Capital Expenditures                                                  26-28

                              THE MILLS CORPORATION
                                    OVERVIEW

THE COMPANY

The Mills Corporation (the "Company") is a fully integrated, self-managed real estate investment trust ("REIT") .

The Company conducts all of its business through The Mills Limited Partnership ("the Operating Partnership"), in which it owns, as of September 30, 1999, a 1% interest as the sole general partner and a 58.4% interest as a limited partner. The Company, through the Operating Partnership, is engaged primarily in the ownership, development, redevelopment, leasing, acquisition, expansion and management of super-regional, retail and entertainment-oriented centers (the "Mills" and "Block" projects) and community shopping centers (the "Community Centers"). As of September 30, 1999, the Operating Partnership owns or holds an interest in the following operating properties:

    Mills                                  Location (Metropolitan Market Served)
    -----                                  -------------------------------------
    Franklin Mills                         Philadelphia, PA (Philadelphia)
    Gurnee Mills                           Gurnee, IL (Chicago)
    Potomac Mills                          Woodbridge, VA (Washington, DC)
    Sawgrass Mills                         Sunrise, FL (Ft. Lauderdale)
    Ontario Mills                          Ontario, CA (Los Angeles)
    Grapevine Mills                        Grapevine, TX (Dallas/Fort Worth)
    Arizona Mills                          Tempe, AZ (Phoenix)
    The Oasis at Sawgrass                  Sunrise, FL  (Ft. Lauderdale)
    Concord Mills                          Concord, NC (Charlotte)

    Block
    -----
    The Block at Orange                    Orange, CA  (Los Angeles)

    Community Centers
    -----------------

    Butterfield Plaza                      Downers Grove, IL
    Coopers Plaza                          Voorhees, NJ
    Crosswinds Center                      St. Petersburg, FL
    Fashion Place                          Columbia, SC
    Germantown Commons Shopping Center     Germantown, MD
    Gwinnett Marketfair                    Duluth, GA
    Liberty Plaza                          Philadelphia, PA
    Montgomery Village Off-Price Center    Gaithersburg, MD
    Mount Prospect Plaza                   Mount Prospect, IL
    West Falls Church Outlet Center        Falls Church, VA
    Western Hills Plaza                    Cincinnati, OH

In addition to the operating properties, the Company is actively involved in the pre-development or development of a number of new projects, including Katy Mills (Houston, TX), Opry Mills (Nashville, TN), Arundel Mills (Dorchester, MD), Sugarloaf Mills (Atlanta, GA), Vaughan Mills (Toronto, Cananda) and Meadowlands Mills (Carlstadt, NJ).

                              THE MILLS CORPORATION
                                    OVERVIEW

PURPOSE OF FILING

The purpose of this supplemental information package is to provide supplemental information regarding the operations, assets and liabilities as of September 30, 1999 for the Company and Operating Partnership.

CAUTIONARY STATEMENT

Certain matters discussed in this Form 8-K contain "forward-looking statements" for purposes of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") relating to, without limitation, future economic performance, plans and objectives of management for future operations, projections of revenue and other financial items, demographic projections and federal income tax considerations, which can be identified by the use of forward-looking terminology such as "may", "will", "expect", "anticipate", "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in such forward-looking statements.

                             THE MILLS CORPORATION
                        SUMMARY OF OPERATING PROPERTIES

The following table sets forth certain information with respect to the properties as of September 30, 1999:


                                                                                                                       Anchor
                                                                                                  Total                Store
                                              Metropolitan           Year        Ownership         GLA                  GLA
                  Name/Location               Area Serviced         Opened      Percentage    (Sq. Ft.) (1)        (sq.ft.) (1)
- ----------------------------------------      -------------         ------      ----------    --------------       -------------
MILLS
Potomac Mills..................           Washington D.C./           1985          100%          1,637,065            996,551
       Woodbridge, VA                        Baltimore
Franklin Mills.................           Philadelphia/              1989          100%          1,739,208          1,142,835
       Philadelphia, PA                      Wilmington
Sawgrass Mills.................           Fort Lauderdale, FL/       1990          100%          1,845,342          1,168,725
       Sunrise, FL                           Miami/Palm Beach
Gurnee Mills...................           Chicago/Milwaukee          1991          100%          1,699,556          1,076,646
        Gurnee, IL
Ontario Mills..................           Los Angeles                1996           50%          1,345,096 (4)        825,820
        Ontario, CA
Grapevine Mills................           Dallas/Fort Worth          1997          37.5%         1,241,410 (5)        698,010
     Grapevine, TX
Arizona Mills..................           Phoenix                    1997          36.8%         1,233,884            700,731
     Tempe, AZ
The Oasis at Sawgrass..........           Fort Lauderdale, FL/       1999           50%            290,063            134,860
       Sunrise, FL                           Miami/Palm Beach
Concord Mills..................           Charlotte                  1999          37.5%         1,166,610 (6)        602,770
       Concord, NC
                                                                                             --------------       ------------
  MILLS TOTALS/WEIGHTED AVERAGES........                                                        12,198,234          7,346,948
                                                                                             ==============       ============

The Block at Orange                       Los Angeles/Orange         1998           50%            644,652            359,701
                                                                                             ==============       ============
                                          County

COMMUNITY CENTERS (11 CENTERS)                                                                   2,220,320          1,363,129
                                                                                             ==============       ============

                                                                   Specialty
                                                                     Store                              Annualized
                                              Metropolitan            GLA              Percent             Base
                  Name/Location               Area Serviced      (sq.ft.) (1)        Leased (2)          Rent (7)
- ----------------------------------------      -------------      -------------       ----------          --------
MILLS
Potomac Mills.....................        Washington D.C./          640,514              96%           $21,421,555
       Woodbridge, VA                        Baltimore
Franklin Mills....................        Philadelphia/             596,373              94%            17,774,915
       Philadelphia, PA                      Wilmington
Sawgrass Mills....................        Fort Lauderdale, FL/      676,617              97%            24,813,354
       Sunrise, FL                           Miami/Palm Beach
Gurnee Mills......................        Chicago/Milwaukee         622,910              96%            17,889,358
        Gurnee, IL
Ontario Mills.....................        Los Angeles               519,276              98%            18,120,381
        Ontario, CA
Grapevine Mills...................        Dallas/Fort Worth         543,400              97%            20,453,424
     Grapevine, TX
Arizona Mills.....................        Phoenix                   533,153              97%            19,307,855
     Tempe, AZ
The Oasis at Sawgrass.............        Fort Lauderdale, FL/      155,203              92%            $5,702,032
       Sunrise, FL                           Miami/Palm Beach
Concord Mills.....................        Charlotte                 563,840              88%            17,856,509
       Concord, NC
                                                                ------------                       ----------------
  MILLS TOTALS/WEIGHTED AVERAGES........                          4,851,286              96%          $163,339,383
                                                                ============                       ================

The Block at Orange                       Los Angeles/Orange        284,951              92%           $13,949,857
                                                                ============                       ================
                                          County

COMMUNITY CENTERS (11 CENTERS)                                      857,191              82%           $17,228,273
                                                                ============                       ================

                                                                                      12 Mos. Ended
                                                                       No. of           9/30/1999
                                              Metropolitan             Anchor        Specialty Store
                  Name/Location               Area Serviced          Stores (3)         Sales PSF
- ----------------------------------------      -------------          ----------         ---------
MILLS
Potomac Mills.....................        Washington D.C./               17             $     324
       Woodbridge, VA                        Baltimore
Franklin Mills....................        Philadelphia/                  18                   313
       Philadelphia, PA                      Wilmington
Sawgrass Mills....................        Fort Lauderdale, FL/           20                   441
       Sunrise, FL                           Miami/Palm Beach
Gurnee Mills......................        Chicago/Milwaukee              16                   287
        Gurnee, IL
Ontario Mills.....................        Los Angeles                    18                   357
        Ontario, CA
Grapevine Mills...................        Dallas/Fort Worth              16                   298
     Grapevine, TX
Arizona Mills.....................        Phoenix                        16                   300
     Tempe, AZ
The Oasis at Sawgrass.............        Fort Lauderdale, FL/           3               N/A(8)
       Sunrise, FL                           Miami/Palm Beach
Concord Mills.....................        Charlotte                      12              N/A(8)
       Concord, NC
                                                                   -------------
  MILLS TOTALS/WEIGHTED AVERAGES........                                136             $     335
                                                                   =============

The Block at Orange                       Los Angeles/Orange             9               N/A(8)
                                                                   =============
                                          County

COMMUNITY CENTERS (11 CENTERS)                                           25
                                                                   =============

(1) Includes 963,173 square feet of gross leaseable area owned by certain store tenants as follows: Potomac Mills-80,000 square feet of gross leaseable area; Franklin Mills-209,612 square feet of gross leaseable area; Sawgrass Mills-281,774 square feet of gross leaseable area; Gurnee Mills-250,806 square feet of gross leaseable area; Liberty Plaza - 13,741 square feet of gross leaseable area; West Falls Church- 2,240 square feet of gross leaseable area and Ontario Mills - 125,000 square feet of gross leaseable area.

(2) Gross leaseable area leased is defined as follows: all space leased and for which rent is being paid as of September 1, 1999 (except for Concord Mills which opened September 17, 1999), excluding tenant with leases having a term of less than 1 year plus gross leaseable area owned by store tenants described in footnote (1).

(3) Anchor stores include all stores occupying more than 20,000 square feet and certain store tenants described in footnote (1).

(4) Ontario Mills will contain approximately 1.7 million square feet of gross leaseable area, including gross leaseable area owned by certain anchor store tenants, upon completion.

(5) Grapevine Mills will contain approximately 1.5 million square feet of gross leaseable area, including gross leaseable area owned by certain anchor store tenants, upon completion.

(6) Concord Mills will contain approximately 1.3 million square feet of gross leaseable area, including gross leaseable area owned by certain anchor store tenants, upon completion.

(7) Annualized Base Rent is defined as the contractual minimum rent of tenants comprising gross leaseable occupied area at 9/30/99 multiplied by 12, excluding tenants as noted in footnote (1) and ground leases of 152,370 square feet at Franklin Mills and 16,595 square feet at Ontario Mills.

(8) Twelve months ended September 30, 1999 sales per square foot information is not available for The Block at Orange, The Oasis at Sawgrass and Concord Mills, which commenced business in November 1998, April 1999, and September 1999, respectively.

                             THE MILLS CORPORATION
              SUMMARY OF PROPERTIES UNDER CONSTRUCTION/DEVELOPMENT





                                                                      Anticipated             Approx.
                                          Metropolitan                   Opening                GLA                  Company
         Name/Location                    Area Serviced                 Date (1)          (Sq. Ft.) (1,2)           Ownership
- --------------------------------          -------------           ------------------    --------------------     ---------------

Katy Mills                            Houston                           Fall(8)               1,200,000               62.5%
      Houston, TX                                                         1999

Opry Mills                            Nashville                          Spring               1,200,000               66.7%
       Nashville, TN                                                      2000

Arundel Mills                         Baltimore/                          Fall                1,300,000               75%(7)
       Dorchester, MD                 Washington D.C.                     2000

Sugarloaf Mills                       Atlanta                            Spring               N/A(3)                  50.0%
       Atlanta, GA                                                        2001

Vaughan Mills                         Toronto                             2001                1,400,000               N/A(3)
      Toronto, Canada

Meadowlands Mills                     New York City/                      2002                N/A(3)                 66.7%(7)
      Carlstadt, NJ                     Northern New Jersey


                                                             Estimated                                                 Anchor
                                                             Aggregate          Required                                Store
                                      Metropolitan            Project         Equity from           Percentage         Tenant
         Name/Location                Area Serviced           Cost (1)          Company           Pre-leased (6)     Commitments
- --------------------------------      -------------        ---------------   --------------     -----------------   ------------
                                                                 (millions)        (millions)
Katy Mills                            Houston                       $229             $26.25                87%              14
      Houston, TX

Opry Mills                            Nashville                     $222             $52.00                63%              12
       Nashville, TN

Arundel Mills                         Baltimore/                    $230             $17.50               N/A(4)          N/A (4)
       Dorchester, MD                 Washington D.C.

Sugarloaf Mills                       Atlanta                       $231              $0.00               N/A(4)          N/A (4)
       Atlanta, GA

Vaughan Mills                         Toronto                      N/A(3)            N/A(3)               N/A(4)          N/A (4)
      Toronto, Canada

Meadowlands Mills                     New York City/               N/A(3)            N/A(3)               N/A(5)          N/A (5)
      Carlstadt, NJ                     Northern New Jersey


(1) Anticipated Opening Dates, Approximate Gross Leaseable Area and Estimated Aggregate Project Cost may be subject to adjustment as a result of factors inherent in the development process, some of which may not be under the direct control of the Company.

(2) Approximate GLA includes space that may be owned by certain anchor store tenants.

(3) The ownership structure, budgets, start dates and/or opening dates for these properties have not yet been determined.

(4) The Company recently has begun leasing efforts for these projects and has obtained various letters of interest.

(5) Leasing activity has not yet commenced for this project. However, the Company has received letters of interest from 17 anchor store tenants.

(6) Consists of fully executed leases as of September 30, 1999.

(7) The Company's ownership percentage in Meadowlands Mills and Arundel Mills will be 53.3% and 37.5%, respectively, once all joint venture partners have executed their respective partnership agreements.

(8) The grand opening for Katy Mills was October 28, 1999.

                             THE MILLS CORPORATION
                          SUPPLEMENTAL FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                         THREE MONTHS ENDED               NINE MONTHS ENDED
                                                                           September 30,                    September 30,
                                                                      1999             1998            1999             1998
                                                                   ------------    -------------   -------------    -------------
STATEMENT OF OPERATIONS DATA:

     REVENUES:
         Minimum rent                                                  $25,787          $25,229         $77,752          $74,802
         Percentage rent                                                   599              573           1,133            1,972
         Recoveries from tenants                                        13,254           12,361          39,759           36,534
         Other property revenue                                          2,307            1,972           5,728            4,950
         Fee income                                                      3,330            3,006           9,320            7,750
         Interest income                                                   589              542           2,125            2,330
                                                                   ------------    -------------   -------------    -------------
         Total revenues                                                 45,866           43,683         135,817          128,338

     EXPENSES:
         Recoverable from tenants                                       11,424           11,121          34,634           32,021
         Other property operating                                        1,279            1,288           3,733            3,995
         General and administrative                                      3,293            2,311           9,177            7,295
         Interest expense                                               11,781           11,146          34,551           33,060
         Depreciation and amortization                                   8,786            9,114          26,179           27,411
                                                                   ------------    -------------   -------------    -------------
         Total expenses                                                 36,563           34,980         108,274          103,782

     Other income/(expense)                                               (220)            (454)            120             (540)
     Equity in earnings of unconsolidated joint ventures                 3,513            1,330           7,173            4,161
                                                                   ------------    -------------   -------------    -------------

     Income before extraordinary item and minority interest             12,596            9,579          34,836           28,177

     Extraordinary losses on debt extinguishments                            -                -          (2,762)            (422)
     Equity in extraordinary losses on debt extinguishments
          of unconsolidated joint ventures                                   -             (673)              -             (673)
                                                                   ------------    -------------   -------------    -------------

     Income before minority interest                                    12,596            8,906          32,074           27,082

     Minority interest                                                  (5,115)          (3,621)        (13,028)         (11,049)
                                                                   ------------    -------------   -------------    -------------

     Net income                                                         $7,481           $5,285         $19,046          $16,033
                                                                   ============    =============   =============    =============

     Income per share before extraordinary item  (Basic)                 $0.32            $0.25           $0.89            $0.73
                                                                   ============    =============   =============    =============
     Income per share before extraordinary item  (Diluted)               $0.32            $0.24           $0.89            $0.72
                                                                   ============    =============   =============    =============

     Net income per share (Basic)                                        $0.32            $0.24           $0.82            $0.70
                                                                   ============    =============   =============    =============
     Net income per share (Diluted)                                      $0.32            $0.23           $0.82            $0.69
                                                                   ============    =============   =============    =============

FUNDS FROM OPERATIONS (*):
     Income before extraordinary item
         and minority interest                                         $12,596           $9,579         $34,836          $28,177

     Adjustments:
         Add:  Depreciation and amortization of real estate
               assets                                                    7,665            8,222          23,153           24,591
         Add:  Real estate depreciation and amortization
               of unconsolidated joint ventures                          3,106            2,453           8,690            7,342
                                                                   ------------    -------------   -------------    -------------

     Funds from operations                                             $23,367          $20,254         $66,679          $60,110
                                                                   ============    =============   =============    =============

     Funds from operations per share (Basic)                             $0.60            $0.52           $1.71            $1.55
                                                                   ============    =============   =============    =============
     Funds from operations per share (Diluted)                           $0.59            $0.52           $1.70            $1.53
                                                                   ============    =============   =============    =============

     BASIC:
     Weighted average shares                                            23,087           22,881          23,070           22,963
     Weighted average shares and units                                  38,931           38,836          38,914           38,840

     DILUTED:
     Weighted average shares                                            23,541           23,450          23,460           23,360
     Weighted average shares and units                                  39,386           39,404          39,304           39,237
=================================================================================================================================

(*) The Company generally considers Funds From Operations ("FFO") a widely used and appropriate measure of performance for an equity REIT which provides a relevant basis for comparison among REITs. FFO as defined by the National Association of Real Estate Investment Trusts (NAREIT) means income (loss) before minority interest (determined in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the performance of the Company. The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs and liquidity, including its ability to make distributions, and (iii) should not be considered as an alternative to net income (determined in accordance with GAAP) for purposes of evaluating the Company's operating performance.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)

THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, THE BLOCK, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1999

WHOLLY OWNED PROPERTIES

                                                                                                  Community
                                Potomac     Franklin     Sawgrass     Gurnee      Mainstreet       Centers          Total
                                -------     --------     --------     ------      ----------       -------          -----
RENTAL REVENUES:
     Minimum rent                $ 5,412      $ 4,495     $ 6,435      $ 4,591         $ 543        $ 4,311        $ 25,787
     Percentage rent                  60            5         398           63            78             (5)            599
     Recoveries from tenants       2,406        3,046       3,800        2,428            23          1,551          13,254
     Other revenue                   230          157       1,064          391           100            365           2,307
                                 -------------------------------------------------------------------------------------------
         Total rental revenues     8,108        7,703      11,697        7,473           744          6,222          41,947

PROPERTY OPERATING COSTS:
     Recoverable from tenants      2,008        2,327       3,361        2,074             7          1,647          11,424
     Other operating                 146          196         206          170           457            104           1,279
                                 -------------------------------------------------------------------------------------------
         Total property
         operating costs           2,154        2,523       3,567        2,244           464          1,751          12,703
                                 ===========================================================================================
PROPERTY OPERATING INCOME        $ 5,954      $ 5,180     $ 8,130      $ 5,229         $ 280        $ 4,471        $ 29,244
                                 ===========================================================================================

UNCONSOLIDATED JOINT VENTURES

                                  Ontario    Grapevine    Arizona     The Block     The Oasis     Concord    Other        Total
                                  -------    ---------    -------     ---------     ---------     -------    -----        -----
RENTAL REVENUES:
     Minimum rent                $ 4,821     $ 5,375     $ 5,266      $ 3,993       $ 1,488       $  859      $ 38     $ 21,840
     Percentage rent                  51           -          26            7             -            -         -           84
     Recoveries from tenants       2,358       2,564       2,396          747           385          203         1        8,654
     Other revenue (2)               560         556         399          304            36           65         -        1,920
                                 ----------------------------------------------------------------------------------------------
         Total rental revenues     7,790       8,495       8,087        5,051         1,909        1,127        39       32,498

PROPERTY OPERATING COSTS:
     Recoverable from tenants      2,145       2,144       2,084        1,071           452          299         1        8,196
     Other operating                  90         172         443          231           132            4        45        1,117
                                 ----------------------------------------------------------------------------------------------
         Total property
         operating costs           2,235       2,316       2,527        1,302           584          303        46        9,313

                                 ==============================================================================================
PROPERTY OPERATING INCOME        $ 5,555     $ 6,179     $ 5,560      $ 3,749       $ 1,325       $  824      $ (7)    $ 23,185
                                 ==============================================================================================

(1) Total property operating costs excludes management fees as follows: Potomac Mills - $229, Franklin Mills - $194, Sawgrass Mills - $288, Gurnee Mills - $210, Community Centers - $200, Ontario Mills - $207, Grapevine Mills - $353, Arizona Mills - $326, The Block at Orange - $154, The Oasis at Sawgrass - $47 and Concord Mills - $7.

(2) Other revenue for the Block excludes $331 of income related to tax increment financing for the project, which the Company considers to be recurring operating income.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)

THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, THE BLOCK, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.


FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1998





                                                 Potomac         Franklin        Sawgrass        Gurnee
                                                 -------         --------        --------        ------
RENTAL REVENUES:

     Minimum rent                                $ 5,212         $ 4,364         $ 6,465        $ 4,114
     Percentage rent                                  15              13             382             52
     Recoveries from tenants                       2,231           2,891           3,445          2,342
     Other revenue                                   284             189             994            319
                                              ------------------------------------------------------------
         Total rental revenues                     7,742           7,457          11,286          6,827

PROPERTY OPERATING COSTS:

     Recoverable from tenants                      1,877           2,328           3,164          2,107
     Other operating                                 176             277              93            265
                                              ------------------------------------------------------------
         Total property operating costs            2,053           2,605           3,257          2,372

                                              ============================================================
PROPERTY OPERATING INCOME                        $ 5,689         $ 4,852         $ 8,029        $ 4,455
                                              ============================================================



                                                           Community
                                             Mainstreet     Centers          Total
                                             ----------     -------          -----
RENTAL REVENUES:

     Minimum rent                               $ 401       $ 4,673          $ 25,229
     Percentage rent                               92            19               573
     Recoveries from tenants                       17         1,435            12,361
     Other revenue                                175            11             1,972
                                           -------------------------------------------
         Total rental revenues                    685         6,138            40,135

PROPERTY OPERATING COSTS:

     Recoverable from tenants                       -         1,645            11,121
     Other operating                              354           123             1,288
                                           -------------------------------------------
         Total property operating costs           354         1,768            12,409

                                           ===========================================
PROPERTY OPERATING INCOME                       $ 331       $ 4,370          $ 27,726
                                           ===========================================




UNCONSOLIDATED JOINT VENTURES

                                                  Ontario             Grapevine          Arizona           Other          Total
                                                  -------             ---------          -------           -----          -----
RENTAL REVENUES:
     Minimum rent                                $ 4,766              $ 5,354           $ 5,116             $117         $ 15,353
     Percentage rent                                 (13)                  (2)              (99)               -             (114)
     Recoveries from tenants                       2,255                2,038             1,921                7            6,221
     Other revenue                                   475                  548               391               19            1,433
                                              ------------------------------------------------------------------------------------
         Total rental revenues                     7,483                7,938             7,329              143           22,893

PROPERTY OPERATING COSTS:

     Recoverable from tenants                      2,147                1,701             1,947               22            5,817
     Other operating                                  74                   76               113               90              353
                                              ------------------------------------------------------------------------------------
         Total property operating costs            2,221                1,777             2,060              112            6,170

                                              ====================================================================================
PROPERTY OPERATING INCOME                        $ 5,262              $ 6,161           $ 5,269             $ 31         $ 16,723
                                              ====================================================================================

(1) Total property operating costs excludes management fees as follows: Potomac Mills - $222, Franklin Mills - $178, Sawgrass Mills - $293, Gurnee Mills - $180, Community Centers - $193, Ontario Mills - $212, Grapevine Mills - $220, Arizona Mills - $292 and Other - $3.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME

                                 (IN THOUSANDS)

                                   (UNAUDITED)

THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, THE BLOCK, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.



FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

WHOLLY OWNED PROPERTIES

                                                                                                           Community
                                            Potomac     Franklin     Sawgrass     Gurnee      Mainstreet   Centers      Total
                                            -------     --------     --------     ------      ----------   -------      -----
RENTAL REVENUES:
     Minimum rent                          $  16,209    $  13,934    $  19,405    $  13,372   $  1,297     $ 13,535     $  77,752
     Percentage rent                              85           60          635           99        202           52         1,133
     Recoveries from tenants                   7,273        8,952       11,596        7,251         54        4,633        39,759
     Other revenue                               604          639        2,653          961        476          395         5,728
                                           --------------------------------------------------------------------------------------
         Total rental revenues                24,171       23,585       34,289       21,683      2,029       18,615       124,372

PROPERTY OPERATING COSTS:
     Recoverable from tenants                  6,242        7,049       10,363        6,326          7        4,647        34,634
     Other operating                             502          665          453          453      1,258          402         3,733
                                           --------------------------------------------------------------------------------------
         Total property
         operating costs                       6,744        7,714       10,816        6,779      1,265        5,049        38,367

                                           --------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                  $  17,427    $  15,871    $  23,473    $  14,904   $    764     $ 13,566     $  86,005
                                           ======================================================================================


UNCONSOLIDATED JOINT VENTURES

                                     Ontario     Grapevine    Arizona    The Block    The Oasis    Concord      Other       Total
                                     -------     ---------    -------    ---------    ---------    -------      -----       -----
RENTAL REVENUES:
     Minimum rent                    $ 14,487     $ 16,095    $ 15,636    $ 11,832      $ 2,680     $   859     $   72    $ 61,661
     Percentage rent                       52            -         136          10            -           -          -         198
     Recoveries from tenants            7,130        7,520       6,638       2,776          640         203          5      24,912
     Other revenue (2)                  1,338        1,454       1,177         953           49          65          -       5,036
                                     ---------------------------------------------------------------------------------------------
         Total rental revenues         23,007       25,069      23,587      15,571        3,369       1,127         77      91,807

PROPERTY OPERATING COSTS:
     Recoverable from tenants           6,504        6,729       6,091       3,672          702         299          9      24,006
     Other operating                      382          611         786         625          240           4        218       2,866
                                     ---------------------------------------------------------------------------------------------
         Total property
         operating costs                6,886        7,340       6,877       4,297          942         303        227      26,872

                                     ---------------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME            $ 16,121     $ 17,729    $ 16,710    $ 11,274      $ 2,427     $   824     $ (150)   $ 64,935
                                     =============================================================================================


(1) Total property operating costs excludes management fees as follows: Potomac Mills - $665, Franklin Mills - $587, Sawgrass Mills - $897, Gurnee Mills - $598, Community Centers - $585, Ontario Mills - $590, Grapevine Mills - $1,012, Arizona Mills - $1,018, The Block at Orange - $503, The Oasis at Sawgrass - $81 and Concord Mills - $7.

(2) Other revenue for the excludes $969 of income related to tax increment financing for the project, which the Company considers to be recurring operating income.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)



THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, THE BLOCK, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.



FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

                                                                                                   Community
                                   Potomac    Franklin     Sawgrass    Gurnee       Mainstreet      Centers        Total
                                   -------    --------     --------    ------       ----------      -------        -----
RENTAL REVENUES:
     Minimum rent                  $ 15,702    $ 12,710    $ 19,357    $ 12,489        $ 1,070      $ 13,474      $ 74,802
     Percentage rent                    139         171       1,003         246            194           219         1,972
     Recoveries from tenants          6,679       8,553      10,414       6,813             37         4,038        36,534
     Other revenue                      625         619       2,295         926            398            87         4,950
                                   ---------------------------------------------------------------------------------------
         Total rental revenues       23,145      22,053      33,069      20,474          1,699        17,818       118,258

PROPERTY OPERATING COSTS:
     Recoverable from tenants         5,565       6,724       9,376       6,079              -         4,277        32,021
     Other operating                    550         804         309         828          1,101           403         3,995
                                   ---------------------------------------------------------------------------------------
         Total property
         operating costs              6,115       7,528       9,685       6,907          1,101         4,680        36,016

                                   ---------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME          $ 17,030    $ 14,525    $ 23,384    $ 13,567        $   598      $ 13,138      $ 82,242
                                   =======================================================================================



UNCONSOLIDATED JOINT VENTURES

                                          Ontario      Grapevine         Arizona          Other           Total
                                          -------      ---------         -------          -----           -----
RENTAL REVENUES:
     Minimum rent                         $ 14,114        $ 15,385       $ 14,317           $ 384        $ 44,200
     Percentage rent                           191             176            134               -             501
     Recoveries from tenants                 6,550           6,288          5,755              21          18,614
     Other revenue                           1,324           1,456          1,214               7           4,001
                                          -----------------------------------------------------------------------
         Total rental revenues              22,179          23,305         21,420             412          67,316

PROPERTY OPERATING COSTS:
     Recoverable from tenants                6,266           5,910          5,128              68          17,372
     Other operating                           520             257            386             386           1,549
                                          -----------------------------------------------------------------------
         Total property operating costs      6,786           6,167          5,514             454          18,921

                                          -----------------------------------------------------------------------
PROPERTY OPERATING INCOME                 $ 15,393        $ 17,138       $ 15,906           $ (42)       $ 48,395
                                          =======================================================================

(1) Total property operating costs excludes management fees as follows: Potomac Mills - $658, Franklin Mills - $544, Sawgrass Mills - $932, Gurnee Mills - $550, Community Centers - $584, Ontario Mills - $618, Grapevine Mills - $674, Arizona Mills - $976 and Other - $12.

                             THE MILLS CORPORATION
                         UNCONSOLIDATED JOINT VENTURES
                      NET INCOME AND FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)
                                  (UNAUDITED)

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1999

                                                Ontario       Grapevine       Arizona     The Block
                                                -------       ---------       -------     ---------
REVENUES:
     Minimum rent                               $4,821         $5,375         $5,266       $3,993
     Percentage rent                                51              -             26            7
     Recoveries from tenants                     2,358          2,564          2,396          747
     Interest income                               138            531             87          570
     Other revenue                                 560            556            399          304
                                              ------------------------------------------------------
         Total revenues                          7,928          9,026          8,174        5,621

EXPENSES:
     Recoverable from tenants                   (2,145)        (2,144)        (2,084)      (1,071)
     Other operating  (1)                         (297)          (525)          (769)        (385)
     Interest expense                           (2,365)        (3,290)        (2,374)      (1,940)
     Depreciation and amortization              (2,119)        (2,444)        (1,875)      (2,327)
                                              ------------------------------------------------------
        Total Expenses                          (6,926)        (8,403)        (7,102)      (5,723)

     Gain on Land Sales                              -              -              -            -
     Other                                           -              -              -          (6)
                                              ------------------------------------------------------

NET INCOME (LOSS)                                1,002            623          1,072         (108)
                                              ======================================================

RECONCILIATION OF NET INCOME TO FUNDS
FROM OPERATIONS

Income before extraordinary items                1,002            623          1,072         (108)

Adjustments:
     Add: Depreciation and amortization of
         real estate assets                      2,083          2,401          1,754        2,165
                                              ------------------------------------------------------

TOTAL FUNDS FROM OPERATIONS                     $3,085         $3,024         $2,826       $2,057
                                              ======================================================

MILLS ALLOCATIONS:

     Mills share of FFO                          1,344          1,042          1,042          505
     Management Fees due Mills                     207            235            142          154
                                              ------------------------------------------------------

     Total Mills FFO                            $1,551         $1,277         $1,184         $659
                                              ======================================================

     Mills share of net income (loss)             $440           $216           $394         $(27)
                                              ======================================================

                                                 The Oasis   Concord        Other         Total
                                                 ---------   -------        -----         -----
REVENUES:
     Minimum rent                                 $1,488       $859            $38       $21,840
     Percentage rent                                   -          -              -            84
     Recoveries from tenants                         385        203              1         8,654
     Interest income                                  67        269          2,288         3,950
     Other revenue                                    36         65              -         1,920
                                             ----------------------------------------------------
         Total revenues                            1,976      1,396          2,327        36,448

EXPENSES:
     Recoverable from tenants                       (452)      (299)            (1)       (8,196)
     Other operating  (1)                           (179)       (11)           (45)       (2,211)
     Interest expense                               (573)      (265)          (167)      (10,974)
     Depreciation and amortization                  (707)      (126)             -        (9,598)
                                             ----------------------------------------------------
        Total Expenses                            (1,911)      (701)          (213)      (30,979)

     Gain on Land Sales                                -          -          1,269         1,269
     Other                                             -          -              -            (6)
                                             ----------------------------------------------------

NET INCOME (LOSS)                                     65        695          3,383         6,732
                                             ====================================================

RECONCILIATION OF NET INCOME TO FUNDS
FROM OPERATIONS

Income before extraordinary items                     65        695          3,383         6,732

Adjustments:
     Add: Depreciation and amortization of
         real estate assets                          652        126              -         9,181
                                             ----------------------------------------------------

TOTAL FUNDS FROM OPERATIONS                         $717     $  821         $3,383       $15,913
                                             ====================================================

MILLS ALLOCATIONS:

     Mills share of FFO                              164        287          2,237         6,621
     Management Fees due Mills                        47          7              -           792
                                             ----------------------------------------------------

     Total Mills FFO                                $211       $294         $2,237         7,413
                                             ====================================================

     Mills share of net income (loss)                $15       $243         $2,232        $3,513
                                             ====================================================

(1) Total property operating costs includes management fees as follows: Ontario Mills - $207, Grapevine Mills -$353, Arizona Mills - $326, The Block at Orange - $154, The Oasis at Sawgrass - $47 and Concord Mills - $7.

                              THE MILLS CORPORATION
                          UNCONSOLIDATED JOINT VENTURES
                      NET INCOME AND FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

                                                Ontario       Grapevine     Arizona     The Block
                                                -------       ---------     -------     ---------
REVENUES:
    Minimum rent                               $ 14,487      $ 16,095      $ 15,636      $ 11,832
    Percentage rent                                  52             -           136            10
    Recoveries from tenants                       7,130         7,520         6,638         2,776
    Interest income                                 424         1,461           136         1,726
    Other revenue                                 1,338         1,454         1,177           953
                                               ---------------------------------------------------
       Total

      revenues                                   23,431        26,530        23,723        17,297

EXPENSES:
    Recoverable from tenants                     (6,504)       (6,729)       (6,091)       (3,672)
    Other operating (1)                            (972)       (1,623)       (1,804)       (1,128)
    Interest expense                             (7,312)       (8,274)       (6,850)       (5,415)
    Depreciation and
    amortization                                 (6,339)       (6,917)       (5,416)       (6,671)
                                               ---------------------------------------------------
      Total Expenses                            (21,127)      (23,543)      (20,161)      (16,886)

    Gain on Land Sales                                -             -             -             -
    Other                                             -             -           (30)          (18)
                                               ---------------------------------------------------

NET INCOME                                        2,304         2,987         3,532           393
                                               ===================================================

RECONCILIATION OF NET INCOME TO FUNDS FROM
OPERATIONS

Income before extraordinary
items                                             2,304         2,987         3,532           393

Adjustments:
    Add: Depreciation and amortization
      of real estate assets                       6,232         6,788         5,049         6,193
                                               ---------------------------------------------------

TOTAL FUNDS FROM OPERATIONS                    $  8,536      $  9,775      $  8,581      $  6,586
                                               ===================================================

MILLS ALLOCATIONS:

    Mills share of FFO                            3,720         3,318         3,162         1,617
    Management Fees due Mills                       590           674           492           503
                                               ---------------------------------------------------

    Total Mills FFO                            $  4,310      $  3,992      $  3,654      $  2,120
                                               ===================================================

    Mills share of net income                  $  1,011      $  1,014      $  1,301      $     96
                                               ===================================================

                                                 The Oasis       Concord      Other         Total
                                                 ---------       -------      -----         -----
REVENUES:
    Minimum rent                                 $  2,680      $    859      $     72      $ 61,661
    Percentage rent                                     -             -             -           198
    Recoveries from tenants                           640           203             5        24,912
    Interest income                                   147           710         2,355         6,959
    Other revenue                                      49            65             -         5,036
                                             ------------------------------------------------------
       Total

      revenues                                      3,516         1,837         2,432        98,766

EXPENSES:
    Recoverable from tenants                         (702)         (299)           (9)      (24,006)
    Other operating (1)                              (321)          (11)         (218)       (6,077)
    Interest expense                                 (704)         (265)         (360)      (29,180)
    Depreciation and
    amortization                                   (1,332)         (126)            -       (26,801)
                                             ------------------------------------------------------
      Total Expenses                               (3,059)         (701)         (587)      (86,064)

    Gain on Land Sales                                  -             -         2,849         2,849
    Other                                               -             -             -           (48)
                                             ------------------------------------------------------

NET INCOME                                            457         1,136         4,694       (15,503)
                                             ======================================================

RECONCILIATION OF NET INCOME TO FUNDS FROM
OPERATIONS

Income before extraordinary
items                                                 457         1,136         4,694       (15,503)

Adjustments:
    Add: Depreciation and amortization
      of real estate assets                         1,105           126             -        25,493
                                             ------------------------------------------------------

TOTAL FUNDS FROM OPERATIONS                      $  1,562      $  1,262      $  4,694      $ 40,996
                                             ======================================================

MILLS ALLOCATIONS:

    Mills share of FFO                                356           442         3,253        15,868
    Management Fees due Mills                          81             7             -         2,347
                                             ------------------------------------------------------

    Total Mills FFO                              $    437      $    449      $  3,253      $ 18,215
                                             ======================================================

    Mills share of net income                    $    104      $    398      $  3,248      $  7,173
                                             ======================================================

(1)  Total property operating costs includes management fees as follows:
     Ontario Mills - $590, Grapevine Mills - $1,012, Arizona Mills - $1,018, The Block at Orange - $503, The Oasis at Sawgrass - $81 and Concord
     Mills - $7.

                             THE MILLS CORPORATION
                               OCCUPANCY ANALYSIS

                                     GROSS LEASED & OCCUPIED AREA (S.F.) (1)

                                                  GLA Occupied (3)
Project                           Total GLA           at 9/99              %
- -------                           ---------           -------              -
Potomac
Mills                             1,637,065          1,575,890         96.26%
Franklin
Mills                             1,739,208          1,632,592         93.87%
Sawgrass Mills                    1,845,342          1,789,119         96.95%
Gurnee Mills                      1,699,556          1,639,911         96.49%
                           ---------------------------------------------------
Total Mills                       6,921,171          6,615,815         95.90%

Butterfield                         114,610            110,691         96.58%
Coopers
Plaza                               173,509            115,115         66.35%
Crosswinds                          144,273            141,600         98.15%
Fashion
Place                               147,950            119,418         80.72%
Germantown                          177,097            170,037         96.01%
Gwinnett                            194,503            188,513         96.92%
Liberty Plaza                       315,067            248,856         78.99%
Montgomery Village                  117,391             89,469         76.21%
Mt. Prospect                        298,600            291,207         97.52%
West Falls Church                    87,824             86,488         98.48%
Western Hills                       449,496            253,594         56.42%
                           ---------------------------------------------------
                                  2,220,320          1,814,988         81.74%

                           ---------------------------------------------------
Total Wholly Owned                9,141,491          8,452,500         92.46%
                           ===================================================
Joint Ventures:

Ontario Mills                     1,345,096          1,321,444         98.24%
Grapevine Mills                   1,241,410          1,206,455         97.18%
Arizona Mills                     1,233,884          1,197,623         97.06%
Concord
Mills                             1,166,010          1,025,844         87.98%
The Block at Orange                 644,652            592,076         91.84%
The Oasis at Sawgrass               290,063            266,052         91.72%
                           ---------------------------------------------------

Total Joint Ventures              5,921,115          5,609,494         94.74%
                           ===================================================

Total Mills                      12,197,634         11,654,930         95.55%
                           ===================================================

Total Wholly Owned
  and Joint Venture              15,062,606         14,061,994         93.36%
                           ====================================================

                           GROSS LEASED & OCCUPIED AREA, NET OF ANCHORS (S.F) (2)

                                  Total        GLA Occupied (3)
Project                       Specialty GLA         at 9/99                 %
- -------                       -------------         -------                 -
Potomac
Mills                           640,514             599,407             93.58%
Franklin
Mills                           596,373             524,675             87.98%
Sawgrass Mills                  676,617             640,394             94.65%
Gurnee Mills                    622,910             563,265             90.42%
                        -------------------------------------------------------
Total Mills                   2,536,414           2,306,047             91.77%

Butterfield                      72,677              68,758             94.61%
Coopers
Plaza                            14,953              14,953            100.00%
Crosswinds                       23,298              20,625             88.53%
Fashion
Place                            74,692              46,160             61.80%
Germantown                      130,341             123,281             94.58%
Gwinnett                         96,956              90,966             93.82%
Liberty Plaza                    52,320              39,458             75.42%
Montgomery Village               80,986              53,064             65.52%
Mt. Prospect                    126,005             118,612             94.13%
West Falls Church                49,983              48,647             97.33%
Western Hills                   134,980              98,298             72.82%
                        -------------------------------------------------------
                                857,191             722,822             84.32%

                        -------------------------------------------------------
Total Wholly Owned            3,393,605           3,050,563             89.89%
                        =======================================================
Joint Ventures:

Ontario Mills                   519,276             495,624             95.45%
Grapevine Mills                 543,400             508,445             93.57%
Arizona Mills                   533,153             496,892             93.20%
Concord
Mills                           563,240             423,074             75.11%
The Block at Orange             284,951             232,375             81.55%
The Oasis at Sawgrass           155,203             131,192             84.53%
                        -------------------------------------------------------

Total Joint Ventures          2,599,223           2,287,602             88.01%
                        =======================================================

Total Mills                   4,850,686           4,382,968             90.36%
                        =======================================================

Total Wholly Owned
  and Joint Venture           5,992,828           5,338,165             89.08%
                        =======================================================

                                         TOTAL VACANT S.F.

                                               Vacancies
Project                         Anchor         Specialty           Total
- -------                         ------         ---------           -----
Potomac
Mills                               20,068       41,107             61,175
Franklin
Mills                               34,918       71,698            106,616
Sawgrass Mills                      20,000       36,223             56,223
Gurnee Mills                             0       59,645             59,645
                         --------------------------------------------------
Total Mills                         74,986      208,673            283,659

Butterfield                              0        3,919              3,919
Coopers
Plaza                               58,394            0             58,394
Crosswinds                               0        2,673              2,673
Fashion
Place                                    0       28,532             28,532
Germantown                               0        7,060              7,060
Gwinnett                                 0        5,990              5,990
Liberty Plaza                       53,349       12,862             66,211
Montgomery Village                       0       27,922             27,922
Mt. Prospect                             0        7,393              7,393
West Falls Church                        0        1,336              1,336
Western Hills                      159,220       36,682            195,902
                         --------------------------------------------------
                                   270,963      134,369            405,332

                         ==================================================
Total Wholly Owned                 345,949      343,042            688,991
                         ==================================================
Joint Ventures:

Ontario Mills                            0       23,652             23,652
Grapevine Mills                          0       34,955             34,955
Arizona Mills                            0       36,261             36,261
Concord
Mills                                    0      140,166            140,166
The Block at Orange                      0       52,576             52,576
The Oasis at Sawgrass                    0       24,011             24,011
                         --------------------------------------------------

Total Joint Ventures                     0      311,621            311,621
                         ==================================================

Total Mills                         74,986      467,718            542,704
                         ==================================================

Total Wholly Owned
  and Joint Venture                345,949      654,663          1,000,612
                         ==================================================

(1) Includes 963,173 square feet of GLA owned by certain store tenants as follows: Potomac Mills-80,000 square feet of GLA; Franklin Mills-209,612 square feet of GLA; Sawgrass Mills-281,774 square feet of GLA; Gurnee Mills-250,806 square feet of GLA; Liberty Plaza- 13,741 square feet of GLA; West Falls Church- 2,240 square feet of GLA, and Ontario Mills-125,000 square feet of GLA. A ground lease at Franklin Mills of 152,370 square feet and at Ontario Mills of 16,595 square feet are also included.
(2)  Anchor stores include all stores occupying more than 20,000 square feet.
(3) GLA occupied is defined as follows: (i) all space leased and for which rent is being paid as of September 1, 1999, excluding tenants with leases that have a term of less than 1 year plus (ii) GLA owned by certain store tenants.

                             THE MILLS CORPORATION
                           LEASE EXPIRATION SCHEDULE


The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of September 30, 1999 multiplied by 12.


                            No. of                     1999 (1)
                            Leases                    Annualized
                           Expiring      Sq Ft         Min. Rent        psf
                           --------     -----         ---------         ---
Potomac Mills:
   Anchors (2)                 -               -     $         -    $     -
   Majors (2)                  1          42,212         316,590       7.50
   Specialty                   9          27,597         595,410      21.58
   Food Court                  2           1,567          85,934      54.84
                          -------------------------------------------------
                              12          71,376     $   997,334    $ 13.98


Franklin Mills:
   Anchors (2)                 -               -     $         -    $     -
   Majors (2)                  -               -               -          -
   Specialty                  10          36,385         875,034      24.05
   Food Court                  3           2,870         118,310      41.22
                          -------------------------------------------------
                              13          39,255     $   993,344      $25.30


Sawgrass Mills:
   Anchors (2,3)               -               -               -    $     -
   Majors (2)                  1          28,152         422,280      15.00
   Specialty                   1             700          42,000      60.00
   Food Court                  1             605          42,500      70.25
                           -------------------------------------------------
                               3          29,457     $   506,780     $17.20


Gurnee Mills:
   Anchors (2)                 -               -     $         -    $     -
   Majors (2)                  -               -               -          -
   Specialty                   6          13,242         307,660      23.23
   Food Court                  -               -               -          -
                            -------------------------------------------------
                               6          13,242     $   307,660     $23.23


Total Mills w/o Joint
Ventures:
   Anchors (2)                 -               -     $         -    $     -
   Majors (2)                  2          70,364         738,870      10.50
   Specialty                  26          77,924       1,820,104      23.36
   Food Court                  6           5,042         246,744      48.94
                          -------------------------------------------------
                              34         153,330     $ 2,805,718     $18.30
                          ==================================================

                            No. of                       2000
                            Leases                    Annualized
                           Expiring      Sq Ft        Min. Rent         psf
                           --------      -----        ---------         ---
Potomac Mills:
   Anchors (2)                 -               -     $         -     $    -
   Majors (2)                  1          41,321         309,908       7.50
   Specialty                  25          71,720       1,822,004      25.40
   Food Court                  3           2,331         155,647      66.77
                          ---------------------------------------------------
                              29         115,372     $ 2,287,559     $19.83


Franklin Mills:
   Anchors (2)                 -               -     $         -     $    -
   Majors (2)                  1          32,637         297,256       9.11
   Specialty                  24          92,651       1,930,509      20.84
   Food Court                  -               -               -          -
                          ---------------------------------------------------
                              25         125,288     $ 2,227,765     $17.78


Sawgrass Mills:
   Anchors (2,3)               1          78,619     $   255,512     $ 3.25
   Majors (2)                  1          20,189         240,000      11.89
   Specialty                  53         176,310       4,078,023      23.13
   Food Court                 21          17,595         994,014      56.49
                          ---------------------------------------------------
                              76         292,713     $ 5,567,549     $19.02


Gurnee Mills:
   Anchors (2)                 -               -     $         -     $    -
   Majors (2)                  -               -               -          -
   Specialty                  18          58,986       1,044,827      17.71
   Food Court                  1             657          24,309      37.00
                          ---------------------------------------------------
                              19          59,643     $ 1,069,136     $17.93


Total Mills w/o Joint
Ventures:
   Anchors (2)                 1          78,619     $   255,512     $ 3.25
   Majors (2)                  3          94,147         847,164       9.00
   Specialty                 120         399,667       8,875,363      22.21
   Food Court                 25          20,583       1,173,970      57.04
                          ---------------------------------------------------
                             149         593,016     $11,152,009     $18.81
                          ===================================================

                            No. of                         2001
                            Leases                      Annualized
                          Expiring         Sq Ft        Min. Rent       psf
                          --------         -----        ---------       ---
Potomac Mills:
   Anchors (2)                  -               -     $         -     $    -
   Majors (2)                   2          67,052         602,846       8.99
   Specialty                   27          69,344       1,849,791      26.68
   Food Court                   3           2,484         153,037      61.61
                          ----------------------------------------------------
                               32         138,880     $ 2,605,674     $18.76


Franklin Mills:
   Anchors (2)                  1          70,701     $   484,302     $ 6.85
   Majors (2)                   1          25,127         178,402       7.10
   Specialty                   35          97,454       2,091,169      21.46
   Food Court                   2           1,000          40,990      40.99
                          ----------------------------------------------------
                               39         194,282     $ 2,794,863     $14.39


Sawgrass Mills:
   Anchors (2,3)                2         147,915     $ 1,101,435     $ 7.45
   Majors (2)                   -               -               -          -
   Specialty                   47         165,654       3,937,211      23.77
   Food Court                   4           3,124         174,901      55.99
                          ----------------------------------------------------
                               53         316,693     $ 5,213,547     $16.46


Gurnee Mills:
   Anchors (2)                  3         231,271     $ 1,381,540     $ 5.97
   Majors (2)                   1          40,752         289,339       7.10
   Specialty                   54         177,465       3,589,838      20.23
   Food Court                  14          10,061         572,738      56.93
                          ----------------------------------------------------
                               72         459,549     $ 5,833,455     $12.69


Total Mills w/o Joint
Ventures:
   Anchors (2)                  6         449,887     $ 2,967,277     $ 6.60
   Majors (2)                   4         132,931       1,070,587       8.05
   Specialty                  163         509,917      11,468,009      22.49
   Food Court                  23          16,669         941,666      56.49
                          ----------------------------------------------------
                              196       1,109,404     $16,447,539     $14.83
                          ====================================================

                            No. of                 After 2001
                            Leases                 Annualized
                            Expiring     Sq Ft      Min. Rent        psf
                            --------     -----      ---------        ---
Potomac Mills:
   Anchors (2)                 5         530,633     $ 3,040,838  $    5.73
   Majors (2)                  7         215,262       1,922,461       8.93
   Specialty                 116         420,564      10,320,149      24.54
   Food Court                  6           3,803         246,940      64.93
                          --------------------------------------------------
                             134       1,170,262     $15,530,388     $13.27


Franklin Mills:
   Anchors (2)                 4         357,592     $ 3,089,629     $ 8.64
   Majors (2)                  8         259,878       2,695,932      10.37
   Specialty                  73         290,089       5,820,046      20.06
   Food Court                  6           4,226         153,336      36.28
                          --------------------------------------------------
                              91         911,785     $11,758,943     $12.90


Sawgrass Mills:
   Anchors (2,3)               5         432,246     $ 2,888,695     $ 6.68
   Majors (2)                  7         219,310       2,615,290      11.93
   Specialty                  86         271,594       7,896,743      29.08
   Food Court                  3           4,812         124,750      25.92
                          --------------------------------------------------
                             101         927,962     $13,525,478     $14.58


Gurnee Mills:
   Anchors (2)                 5         393,311     $ 2,196,884     $ 5.59
   Majors (2)                  5         160,506       1,827,120      11.38
   Specialty                  78         295,484       6,251,890      21.16
   Food Court                 11           7,370         403,213      54.71
                          --------------------------------------------------
                              99         856,671     $10,679,107     $12.47


Total Mills w/o Joint
Ventures:
   Anchors (2)                19       1,713,782     $11,216,046     $ 6.54
   Majors (2)                 27         854,956       9,060,803      10.60
   Specialty                 353       1,277,731      30,288,828      23.71
   Food Court                 26          20,211         928,239      45.93
                          --------------------------------------------------
                             425       3,866,680     $51,493,916     $13.32
                          ==================================================

                          No. of                        Total of
                          Leases                      Annualized
                          Expiring         Sq Ft       Min. Rentng      psf
                          --------         -----       -----------      ---
Potomac Mills:
   Anchors (2)                  5         530,633     $ 3,040,838     $ 5.73
   Majors (2)                  11         365,847       3,151,805       8.62
   Specialty                  177         589,225      14,587,354      24.76
   Food Court                  14          10,185         641,558      62.99
                          --------------------------------------------------
                              207       1,495,890     $21,421,555     $14.32


Franklin Mills:
   Anchors (2)                  5         428,293     $ 3,573,931     $ 8.34
   Majors (2)                  10         317,642       3,171,590       9.98
   Specialty                  142         516,579      10,716,758      20.75
   Food Court                  11           8,096         312,636      38.62
                          --------------------------------------------------
                              168       1,270,610     $17,774,915     $13.99


Sawgrass Mills:
   Anchors (2,3)                8         658,780     $ 4,245,642     $ 6.44
   Majors (2)                   9         267,651       3,277,570      12.25
   Specialty                  187         614,258      15,953,977      25.97
   Food Court                  29          26,136       1,336,165      51.12
                          --------------------------------------------------
                              233       1,566,825     $24,813,354     $15.84


Gurnee Mills:
   Anchors (2)                  8         624,582     $ 3,578,424     $ 5.73
   Majors (2)                   6         201,258       2,116,459      10.52
   Specialty                  156         545,177      11,194,215      20.53
   Food Court                  26          18,088       1,000,260      55.30
                          --------------------------------------------------
                              196       1,389,105     $17,889,358     $12.88


Total Mills w/o Joint
Ventures:
   Anchors (2)                 26       2,242,288     $14,438,835     $ 6.44
   Majors (2)                  36       1,152,398      11,717,424      10.17
   Specialty                  662       2,265,239      52,452,304      23.16
   Food Court                  80          62,505       3,290,619      52.65
                          --------------------------------------------------
                              804       5,722,430     $81,899,182     $14.31
                          ==================================================

(1) The 1999 amounts represent the total square footage and total annualized minimum rent that will expire during the last three months of 1999.
(2) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..
(3) For lease expiration purposes, Sawgrass Mills includes 59,480 square feet of gross leaseable area that is now part of Sawgrass Mills Phase III (The Oasis), since the rent associated with the square footage is assigned to Sawgrass Mills due to project loan requirements.

                             THE MILLS CORPORATION
                           LEASE EXPIRATION SCHEDULE

The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of September 30, 1999 multiplied by 12.

                                     No. of                                     1999 (1)
                                     Leases                                    Annualized
                                    Expiring               Sq Ft               Min. Rent                psf
                                    --------               -----               ---------                ---
Ontario Mills:
   Anchors (2)                            -                     -             $        -                $     -
   Majors  (2)                            -                     -                      -                      -
   Specialty                              3                 3,470                120,759                  34.80
   Food Court                             -                     -                      -                      -
                                  ------------------------------------------------------------------------------
                                          3                 3,470             $  120,759                $ 34.80


Grapevine Mills:
   Anchors (2)                            -                     -             $        -                $     -
   Majors  (2)                            -                     -                      -                      -
   Specialty                              2                 4,205                 68,590                  16.31
   Food Court                             -                     -                      -                      -
                                  ------------------------------------------------------------------------------
                                          2                 4,205             $   68,590                $ 16.31


Arizona Mills:
   Anchors (2)                            -                     -             $        -                $     -
   Majors  (2)                            -                     -                      -                      -
   Specialty                              -                     -                      -                      -
   Food Court                             -                     -                      -                      -
                                  ------------------------------------------------------------------------------
                                          -                     -             $        -                $     -


The Oasis at Sawgrass
   Anchors (2,3)                          -                     -             $        -                $     -
   Majors  (2)                            -                     -                      -                      -
   Specialty                              -                     -                      -                      -
   Food Court                             -                     -                      -                      -
                                  ------------------------------------------------------------------------------
                                          -                     -             $        -                $     -


Concord Mills
   Anchors (2,3)                          -                     -             $        -                $     -
   Majors  (2)                            -                     -                      -                      -
   Specialty                              -                     -                      -                      -
   Food Court                             -                     -                      -                      -
                                  ------------------------------------------------------------------------------
                                          -                     -             $        -                $     -


Total Mills with Joint Ventures:
   Anchors (2)                            -                     -             $        -                $     -
   Majors  (2)                            2                70,364                738,870                  10.50
   Specialty                             31                85,599              2,009,453                  23.48
   Food Court                             6                 5,042                246,744                  48.94
                                  ------------------------------------------------------------------------------
                                         39               161,025             $2,995,067                $ 18.60
                                  ==============================================================================

                                    No. of                                          2000
                                    Leases                                       Annualized
                                   Expiring                    Sq Ft             Min. Rent              psf
                                   --------                    -----             ---------              ---
Ontario Mills:
   Anchors (2)                          -                            -         $          -           $    -
   Majors  (2)                          -                            -                    -                -
   Specialty                            6                       12,159              344,177            28.31
   Food Court                           -                            -                    -                -
                                  -----------------------------------------------------------------------------
                                        6                       12,159         $    344,177          $ 28.31


Grapevine Mills:
   Anchors (2)                          -                            -         $          -          $     -
   Majors  (2)                          -                            -                    -                -
   Specialty                            7                       13,723              358,792            26.15
   Food Court                           -                            -                    -                -
                                  -----------------------------------------------------------------------------
                                        7                       13,723         $    358,792          $ 26.15


Arizona Mills:
   Anchors (2)                          -                            -         $          -          $     -
   Majors  (2)                          -                            -                    -                -
   Specialty                            6                       18,768              505,145            26.92
   Food Court                           -                            -                    -                -
                                  -----------------------------------------------------------------------------
                                        6                       18,768         $    505,145          $ 26.92


The Oasis at Sawgrass
   Anchors (2,3)                        -                            -         $          -          $     -
   Majors  (2)                          -                            -                    -                -
   Specialty                            -                            -                    -                -
   Food Court                           -                            -                    -                -
                                  -----------------------------------------------------------------------------
                                        -                            -         $          -          $     -


Concord Mills
   Anchors (2,3)                        -                            -         $          -          $     -
   Majors  (2)                          -                            -                    -                -
   Specialty                            2                       12,107              564,850            46.65
   Food Court                           -                            -                    -                -
                                  -----------------------------------------------------------------------------
                                        2                       12,107         $    564,850          $ 46.65


Total Mills with Joint Ventures:
   Anchors (2)                          1                       78,619         $    255,512          $  3.25
   Majors  (2)                          3                       94,147              847,164             9.00
   Specialty                          141                      456,424           10,648,327            23.33
   Food Court                          25                       20,583            1,173,970            57.04
                                  -----------------------------------------------------------------------------
                                      170                      649,773         $ 12,924,973          $ 19.89
                                  =============================================================================

                                    No. of                              2001
                                    Leases                           Annualized
                                   Expiring       Sq Ft               Min. Rent                  psf
                                   --------       -----               ---------                  ---
Ontario Mills:
   Anchors (2)                         -              -             $         -               $     -
   Majors  (2)                         -              -                       -                     -
   Specialty                          47        199,801               3,869,261                 19.37
   Food Court                          -              -                       -                     -
                                  ----------------------------------------------------------------------
                                      47        199,801             $ 3,869,261               $ 19.37


Grapevine Mills:
   Anchors (2)                         -              -             $         -               $     -
   Majors  (2)                         -              -                       -                     -
   Specialty                          11         28,115                 640,769                 22.79
   Food Court                          -              -                       -                     -
                                  ----------------------------------------------------------------------
                                      11         28,115             $   640,769               $ 22.79


Arizona Mills:
   Anchors (2)                         -              -             $         -               $     -
   Majors  (2)                         -              -                       -                     -
   Specialty                           8         17,212                 444,141                 25.80
   Food Court                          -              -                       -                     -
                                  ----------------------------------------------------------------------
                                       8         17,212             $   444,141               $ 25.80


The Oasis at Sawgrass
   Anchors (2,3)                       -              -             $         -               $     -
   Majors  (2)                         -              -                       -                     -
   Specialty                           -              -                       -                     -
   Food Court                          -              -                       -                     -
                                  ----------------------------------------------------------------------
                                       -              -             $         -               $    -


Concord Mills
   Anchors (2,3)                       -              -             $         -                $    -
   Majors  (2)                         -              -                       -                     -
   Specialty                           1          2,658                  58,476                 22.00
   Food Court                          -              -                       -                     -
                                  ----------------------------------------------------------------------
                                       1          2,658             $    58,476               $ 22.00


Total Mills with Joint Ventures:
   Anchors (2)                         6        449,887             $ 2,967,277               $  6.60
   Majors  (2)                         4        132,931               1,070,587                  8.05
   Specialty                         230        757,703              16,480,656                 21.75
   Food Court                         23         16,669                 941,666                 56.49
                                  ----------------------------------------------------------------------
                                     263      1,357,190             $21,460,186               $ 15.81
                                  ======================================================================

                                     No. of                              After 2001
                                     Leases                              Annualized
                                    Expiring              Sq Ft           Min. Rent               psf
                                    -------               -----           ---------               ---
Ontario Mills:
   Anchors (2)                            4             286,023        $  1,883,132              $  6.58
   Majors  (2)                           13             414,797           5,000,587                12.06
   Specialty                             85             251,869           6,308,300                25.05
   Food Court                             3              11,730             594,165                50.65
                                  ------------------------------------------------------------------------
                                        105             964,419        $ 13,786,184              $ 14.29


Grapevine Mills:
   Anchors (2)                            3             315,042        $  3,638,510              $ 11.55
   Majors  (2)                           13             382,968           5,038,296                13.16
   Specialty                            131             452,602          10,120,467                22.36
   Food Court                             1               9,800             588,000                60.00
                                  ------------------------------------------------------------------------
                                        148           1,160,412        $ 19,385,273              $ 16.71


Arizona Mills:
   Anchors (2)                            5             382,513        $  3,138,643              $  8.21
   Majors  (2)                           11             318,218           4,400,131                13.83
   Specialty                            120             446,988           9,987,293                22.34
   Food Court                             1              13,924             832,502                59.79
                                  ------------------------------------------------------------------------
                                        137           1,161,643        $ 18,358,569              $ 15.80


The Oasis at Sawgrass
   Anchors (2,3)                          1              32,802        $    615,322              $ 18.76
   Majors  (2)                            2              42,578             882,869                20.74
   Specialty                             30             131,192           4,203,841                32.04
   Food Court                             -                   -                   -                 -
                                  ------------------------------------------------------------------------
                                         33             206,572        $  5,702,032              $ 27.60


Concord Mills
   Anchors (2,3)                          5             433,190        $  4,908,986              $ 11.33
   Majors  (2)                            7             169,580           2,054,919                12.12
   Specialty                            110             399,922           9,766,058                24.42
   Food Court                             1               8,387             503,220                60.00
                                  ------------------------------------------------------------------------
                                        123           1,011,079        $ 17,233,183              $ 17.04


Total Mills with Joint Ventures:
   Anchors (2)                           37           3,163,352        $ 25,400,639              $  8.03
   Majors  (2)                           73           2,183,097          26,437,605                12.11
   Specialty                            829           2,960,304          70,674,787                23.87
   Food Court                            32              64,052           3,446,126                53.80
                                  ------------------------------------------------------------------------
                                        971           8,370,805        $125,959,157              $ 15.05
                                  ========================================================================

                                     No. of                        Total
                                     Leases                      Annualized
                                    Expiring         Sq Ft       Min. Rent             psf
                                    --------         -----       ---------             ---
Ontario Mills:
   Anchors (2)                         4          286,023     $  1,883,132           $  6.58
   Majors  (2)                        13          414,797        5,000,587             12.06
   Specialty                         141          467,299       10,642,497             22.77
   Food Court                          3           11,730          594,165             50.65
                                  -----------------------------------------------------------
                                     161        1,179,849     $ 18,120,381           $ 15.36


Grapevine Mills:
   Anchors (2)                         3          315,042     $  3,638,510           $ 11.55
   Majors  (2)                        13          382,968        5,038,296             13.16
   Specialty                         151          498,645       11,188,618             22.44
   Food Court                          1            9,800          588,000             60.00
                                  -----------------------------------------------------------
                                     168        1,206,455     $ 20,453,424           $ 16.95


Arizona Mills:
   Anchors (2)                         5          382,513     $  3,138,643           $  8.21
   Majors  (2)                        11          318,218        4,400,131             13.83
   Specialty                         134          482,968       10,936,579             22.64
   Food Court                          1           13,924          832,502             59.79
                                  -----------------------------------------------------------
                                     151        1,197,623     $ 19,307,855           $ 16.12


The Oasis at Sawgrass
   Anchors (2,3)                       1           32,802     $    615,322           $ 18.76
   Majors  (2)                         2           42,578          882,869             20.74
   Specialty                          30          131,192        4,203,841             32.04
   Food Court                          -                -                -              -
                                  -----------------------------------------------------------
                                      33          206,572     $  5,702,032           $ 27.60


Concord Mills
   Anchors (2,3)                       5          433,190     $  4,908,986           $ 11.33
   Majors  (2)                         7          169,580        2,054,919             12.12
   Specialty                         113          414,687       10,389,384             25.05
   Food Court                          1            8,387          503,220             60.00
                                  -----------------------------------------------------------
                                     126        1,025,844     $ 17,856,509           $ 17.41


Total Mills with Joint Ventures:
   Anchors (2)                        44        3,691,858     $ 28,623,428            $ 7.75
   Majors  (2)                        82        2,480,539       29,094,226             11.73
   Specialty                       1,231        4,260,030       99,813,223             23.43
   Food Court                         86          106,346        5,808,506             54.62
                                  -----------------------------------------------------------
                                   1,443       10,538,773     $163,339,383           $ 15.50
                                  ===========================================================

(1) The 1999 amounts represent the total square footage and total annualized minimum rent that will expire during the last three months of 1999.
(2) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..
(3) For lease expiration purposes, The Oasis excludes 59,480 square feet of gross leaseable area, since the rent associated with the square footage is assigned to Sawgrass Mills due to project loan requirements.

                             THE MILLS CORPORATION
                           LEASE EXPIRATION SCHEDULE

The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of September 30, 1999 multiplied by 12.

                          No. of                 1999 (1)              No. of                    2000
                          Leases                Annualized             Leases                 Annualized
                         Expiring      Sq Ft    Min. Rent     psf     Expiring     Sq Ft      Min. Rent        psf
                         --------      -----    ---------     ----    --------     -----      ---------        ---
The Block at Orange
    Anchors (2)                 -          -   $         -    $  -           -         -   $          -     $     -
    Majors  (2)                 -          -             -       -           -         -              -           -
    Specialty                   -          -             -       -           2       826         72,210       87.42
    Food Court                  -          -             -       -           -         -              -           -
                         -------------------------------------------------------------------------------------------
                                -          -   $         -    $  -           2       826   $     72,210     $ 87.42


Community Centers:
    Anchors (2)                 -          -   $         -    $  -           -         -            $ -     $     -
    Majors  (2)                 -          -             -       -           1    21,007        278,343       13.25
    Specialty                  14     35,148       543,933      15.48       25   113,188      1,232,729       10.89
    Food Court                  -          -             -       -           -         -              -           -
                         ==========================================================================================
                               14     35,148   $   543,933    $ 15.48       26   134,195   $  1,511,072     $ 11.26
                         ==========================================================================================


Totals
    Anchors (2)                 -          -   $         -    $  -           1    78,619      $ 255,512     $  3.25
    Majors  (2)                 2     70,364       738,870      10.50        4   115,154      1,125,507        9.77
    Specialty                  45    120,747     2,553,386      21.15      168   570,438     11,953,266       20.95
    Food Court                  6      5,042       246,744      48.94       25    20,583      1,173,970       57.04
                         ==========================================================================================
                               53    196,153   $ 3,539,000    $ 18.04      198   784,794   $ 14,508,255     $ 18.49
                         ==========================================================================================


                          No. of                  2001                  No. of                 After 2001
                          Leases                 Annualized             Leases                 Annualized
                         Expiring      Sq Ft     Min. Rent     psf     Expiring     Sq Ft      Min. Rent        psf
                         --------      -----     ---------     ----    --------     -----      ---------        ---
The Block at Orange
    Anchors (2)              -             -   $          -   $  -           2      172,785   $   3,473,326    $ 20.10
    Majors  (2)              -             -              -      -           7      186,916       2,839,831      15.19
    Specialty                6         5,910        224,875     38.05       61      212,701       6,381,494      30.00
    Food Court               -             -              -      -          10       12,938         958,121      74.05
                         ---------------------------------------------------------------------------------------------
                             6         5,910   $    224,875   $ 38.05       80      585,340   $  13,652,772    $ 23.32


Community Centers:
    Anchors (2)              -             -   $          -   $  -           6      466,402   $   3,202,616    $  6.87
    Majors  (2)              1        24,300        133,650      5.50       17      557,821       3,939,691       7.06
    Specialty               45       163,423      2,135,106     13.06      110      417,718       5,762,205      13.79
    Food Court               -             -              -      -           -            -               -       -
                         =============================================================================================
                            46       187,723   $  2,268,756   $ 12.09      133    1,441,941   $  12,904,512    $  8.95
                         =============================================================================================


Totals
    Anchors (2)              6       449,887   $  2,967,277   $  6.60       45    3,802,539   $  32,076,581    $  8.44
    Majors  (2)              5       157,231      1,204,237      7.66       97    2,927,834      33,217,127      11.35
    Specialty              281       927,036     18,840,637     20.32    1,000    3,590,723      82,818,486      23.06
    Food Court              23        16,669        941,666     56.49       42       76,990       4,404,247      57.21
                         =============================================================================================
                           315     1,550,823   $ 23,953,817   $ 15.45    1,184   10,398,086   $ 152,516,441    $ 14.67
                         =============================================================================================

                         No. of                               Total
                         Leases                             Annualized
                        Expiring           Sq Ft            Min. Rent              psf
                        --------           -----            ----------             ---
The Block at Orange
    Anchors (2)             2             172,785         $   3,473,326          $ 20.10
    Majors  (2)             7             186,916             2,839,831            15.19
    Specialty              69             219,437             6,678,579            30.44
    Food Court             10              12,938               958,121            74.05
                        ----------------------------------------------------------------
                           88             592,076         $  13,949,857          $ 23.56


Community Centers:
    Anchors (2)             6             466,402         $   3,202,616          $  6.87
    Majors  (2)            19             603,128             4,351,684             7.22
    Specialty             194             729,477             9,673,973            13.26
    Food Court              -                   -                     -             -
                        ================================================================
                          219           1,799,007         $  17,228,273          $  9.58
                        ================================================================


Totals
    Anchors (2)            52           4,331,045         $  35,299,370          $  8.15
    Majors  (2)           108           3,270,583            36,285,741            11.09
    Specialty           1,494           5,208,944           116,165,775            22.30
    Food Court             96             119,284             6,766,627            56.73
                        ================================================================
                        1,750          12,929,856         $ 194,517,513          $ 15.04
                        ================================================================

(1) The 1999 amounts represent the total square footage and total annualized minimum rent that will expire during the last three months of 1999.
(2) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..
(3) For lease expiration purposes, The Oasis excludes 59,480 square feet of gross leaseable area, since the rent associated with the square footage is assigned to Sawgrass Mills due to project loan requirements.

                                 RENTAL RATES(1)

The following table sets forth the average base rent per leased square foot of store openings and closings for each property for the nine months ended September 30, 1999 and twelve months ended December 31, 1998, 1997, and 1996.

                                                                           ANCHOR STORES
                                  -----------------------------------------------------------------------------------------------
                                         STORE OPENINGS                   STORE CLOSINGS                        RELEASING
                                           DURING YEAR                      DURING YEAR                         SPREAD (2)
                                  ------------------------------   ------------------------------      --------------------------
                                     AVERAGE                           AVERAGE
                                    BASE RENT          TOTAL          BASE RENT         TOTAL
                                   PER SQ. FT.        SQ. FT.        PER SQ. FT.       SQ. FT.
                                   -----------        -------        -----------       -------

POTOMAC MILLS               1999   $     -              -           $    -                 -              $   -         -
                            1998       11.52          65,028            9.46             70,490              2.06     21.75%
                            1997        7.71          73,432            6.30             97,820              1.41     22.33%
                            1996       11.43          33,406           11.55             15,178             (0.12)    (1.04%)

FRANKLIN MILLS              1999   $     -              -           $   5.49             34,918           $  N/A       N/A
                            1998       13.33         100,127            6.49             85,242              6.85    105.60%
                            1997       11.27          85,072            7.53             85,072              3.74     49.74%
                            1996       10.41          18,247           10.25             20,000              0.16      1.56%

GURNEE MILLS                1999   $    8.60          55,970(3)     $    -                 -              $  N/A       N/A
                            1998        7.10          40,752            6.45             40,752              0.65     10.08%
                            1997        4.92         184,259(3)          -                 -                 N/A       N/A
                            1996       30.00          20,000             -                 -                 N/A       N/A

SAWGRASS MILLS              1999   $     -              -           $    -                 -              $   -         -
                            1998       15.00          28,152           15.00             28,152               -         -
                            1997        8.91          50,579            8.93             50,579             (0.02)    (0.21%)
                            1996       26.39          20,000           14.86             39,275             11.53     77.59%

ONTARIO MILLS               1999   $     -              -           $    -                 -              $   -         -
                            1998         -              -                -                 -                  -         -


TOTAL MILLS                 1999   $    8.60          55,970        $   6.48             68,545           $  2.12     32.72%
                            1998       11.94         234,059            8.48            224,636              3.46     40.86%
                            1997        7.33         393,342            7.32            233,471              0.01      0.15%
                            1996       18.54          91,653           12.95             74,453              5.59     43.17%


                                                                  SPECIALTY STORES
                            --------------------------------------------------------------------------------------------
                                   STORE OPENINGS                  STORE CLOSINGS                        RELEASING
                                    DURING YEAR                     DURING YEAR                         SPREAD (2)
                            -----------------------------   -----------------------------     --------------------------
                               AVERAGE                      AVERAGE
                              BASE RENT         TOTAL       BASE RENT           TOTAL
                             PER SQ. FT.       SQ. FT.      PER SQ. FT.        SQ. FT.
                             -----------       -------      -----------        -------
POTOMAC MILLS                 $ 26.41           58,887         $23.03             64,596         $ 3.38          14.68%
                                27.68           70,769          27.91             62,034          (0.23)         (0.79%)
                                22.78          128,964          21.77            127,191           1.00           4.61%
                                23.64           83.594          21.80             66,607           1.84           8.44%

FRANKLIN MILLS                $ 20.30           42,302         $23.05             79,023         $(2.75)        (11.93%)
                                19.18          150,869          17.65            113,961           1.53           8.65%
                                20.16          112,670          19.34            106,202           0.83           4.29%
                                20.08           73,880          18.61            115,416           1.47           7.90%

GURNEE MILLS                  $ 23.96           44,664         $19.29             75,695         $ 4.68          24.24%
                                21.07           99,886          18.59             88,220           2.48          13.35%
                                20.75          101,771          19.24            104,086           1.51           7.87%
                                19.01           74,447          18.63             71,457           0.38           2.04%

SAWGRASS MILLS                $ 42.38           13,982         $31.96             43,106         $10.42          32.60%
                                32.52           48,268          26.32             49,373           6.20          23.54%
                                30.00           72,188          24.57             64,626           5.42          22.08%
                                29.63           58,904          22.24             57,770           7.39          33.23%

ONTARIO MILLS                 $ 27.31           25,864         $28.05             34,965         $(0.74)         (2.64%)
                                27.34           35,616          27.64             26,400          (0.30)         (6.26%)


TOTAL MILLS                   $ 25.76          185,699         $23.93            300,340         $ 1.70           7.65%
                                23.43          405,408          21.80            339,988           1.63           7.49%
                                22.83          415,593          20.92            402,105           1.90           9.10%
                                22.76          290,825          19.97            311,250           2.79          13.97%

(1) Concord Mills, The Oasis at Sawgrass, The Block at Orange, Grapevine Mills and Arizona Mills are excluded from this analysis, due to still being in their initial lease-up phase. For the same reason, Ontario Mills for 1997 is excluded.
(2) The releasing spread is calculated as the difference between per square foot openings and per square foot closings for the nine months ended September 30, 1999 and twelve months ended December 31, 1998, 1997, 1996. Openings and closings include renewals but exclude exercised options.
(3) For 1997, consists primarily of expansion space related to two anchor stores, Bass Pro and Computer City comprising 125,000 sq. ft. and 25,000 sq. ft., respectively. The Bass Pro lease is expected to provide substantial percentage rent in addition to the base rent included above. For 1999, consists of expansion space related to an anchor store, Rinkside Sports comprising 55,970 sq. ft..

Note: Totals may not sum due to rounding

                                  AVERAGE RENTS

The following table sets forth, for each of the last three years and the nine months of 1999 annualized, certain information regarding operating trends with respect to the existing Mills and The Block at Orange.

                                                                           MINIMUM RENT PLUS PERCENTAGE RENTS
                                                   -------------------------------------------------------------------------------
                             AVERAGE               TOTAL STORES                ANCHOR STORES                 SPECIALTY STORES
                             PERCENT          ------------------------------------------------------------------------------------
                            LEASED (1)        TOTAL      PER SQ. FT.       TOTAL       PER SQ. FT.       TOTAL         PER SQ. FT.
                            ----------        -----      -----------       -----       -----------       -----         -----------
POTOMAC MILLS
        1999 (3rd Qtr)           96%    $  22,185,003     $14.76       $   6,218,798    $ 6.94       $  15,966,205     $26.32
        1998                     95        21,443,619      14.43           6,001,966      6.75          15,441,653      25.91
        1997                     96        20,980,272      14.04           6,284,111      6.86          14,696,161      25.44
        1996                     96        20,865,975      14.00           6,142,999      6.76          14,722,976      23.32

FRANKLIN MILLS
        1999 (3rd Qtr)           96%       19,094,020      13.01           7,010,031      7.54          12,083,989      22.48
        1998                     94        17,689,143      12.38           6,050,348      6.61          11,638,795      22.64
        1997                     92        16,549,052      11.47           5,700,661      6.05          10,848,391      21.68
        1996                     92        16,318,689      11.40           5,291,698      5.67          11,026,991      22.16

SAWGRASS MILLS
        1999 (2) (3rd Qtr)       98%       27,704,545      17.52           7,488,197      8.11          20,216,347      30.72
        1998 (2)                 98        26,969,276      17.29           7,265,079      8.13          19,704,197      29.57
        1997 (2)                 97        26,448,955      17.08           7,384,896      8.28          19,064,059      29.04
        1996                     98        25,787,924      16.55           7,150,346      8.03          18,637,578      27.90

GURNEE MILLS
        1999 (3rd Qtr)           96%       18,592,769      13.62           5,410,140      6.86          13,182,630      22.86
        1998                     96        17,525,250      13.06           5,022,342      6.52          12,502,908      21.85
        1997                     91        15,900,406      13.80           4,418,036      7.42          11,482,370      20.63
        1996                     90        15,340,496      13.62           3,823,991      6.78          11,516,505      20.50

ONTARIO MILLS
        1999 (3rd Qtr)           98%       20,015,488      16.66           7,441,181     10.62          12,574,307      25.11
        1998                     98        19,516,934      16.50           7,300,086     10.61          12,216,848      24.68
        1997                     95        18,708,479      17.11           6,358,058     10.11          12,350,421      26.59

GRAPEVINE MILLS
        1999 (3rd Qtr)           97%       21,569,125      17.84           8,942,220     12.81          12,626,905      24.70
        1998                     95        21,108,019      18.03           8,797,950     12.74          12,310,069      25.63

ARIZONA MILLS
        1999 (3rd Qtr)           97%       21,158,591      17.70           7,969,445     11.46          13,189,146      26.36
        1998                     95        19,165,290      16.82           7,262,540     10.83          11,902,750      25.41

  TOTAL - MILLS
        1999 (3rd Qtr)           97%    $ 150,319,541     $15.78     $    50,480,012    $ 8.96     $    99,839,529     $25.66
        1998                     96       143,417,531      15.41          47,700,311      8.65          95,717,220      25.24
        1997                     94        98,587,164      14.65          30,145,762      7.58          68,441,402      24.84
        1996                     94        78,313,084      13.97          22,409,034      6.80          55,904,050      24.21

THE BLOCK AT ORANGE
        1999 (3rd Qtr)           93%       16,000,763      26.65           6,800,282     18.91           9,200,482      38.24

TOTAL (INCL THE BLOCK)
        1999 (3rd Qtr)           97%    $ 166,320,304      16.43     $    57,280,293      9.56     $   109,040,011      26.39

- ---------------------

(1) Average percent leased is defined as total average space leased and for which rent was being paid excluding tenants with leases having a term of less than one year.
(2) Annual rent excludes $500,000 of ground lease rent for 1999 and $800,000 of ground lease rent for 1998 and 1997.
Note: The above amounts do not include Mainstreet retail income of $1,498,769 for 1999, $2,205,661 for 1998, $2,066,991 for 1997, and $2,088,000 for
        1996. 1999 includes an estimate of annualized percentage rents.

                              THE MILLS CORPORATION
                SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
                             (DOLLARS IN THOUSANDS)
                            AS OF SEPTEMBER 30, 1999

                                     Principal
                                      Balance                                    Annual Interest
                                      (000's)            Term                         Rate
                                      -------            ----                         ----
Potomac Mills/Gurnee Mills:
           Tranche A                  $203,555        Fixed                            6.905%
           Tranche B                    27,000        Fixed                            7.021%
           Tranche C                    15,000        Fixed                            7.235%
           Tranche D                    30,000        Fixed                            7.701%

Franklin Mills and Liberty Plaza
           Tranche A                   107,775        Fixed                            7.882%
           Mortgage Loan                19,613        Fixed                            7.440%
           Mortgage Loan                12,848        Fixed                            6.220%

Sawgrass Mills:
           Tranche A                   115,000        Fixed                            6.450%
           Tranche B                    10,000        Variable with cap      85 bp over Libor (6)
           Tranche C                    20,000        Variable with cap     230 bp over Libor (6)
Sawgrass Mills - Phase II               18,000        Fixed                            6.970%
Ten Community Centers                  111,912        Fixed                            7.300%
Concord Mills Residual III               8,672        Variable              200 bp over Libor
                                     ----------
Total Property Mortgages               699,375
                                     ----------

Sawgrass Mills Mezzanine Loan           57,000        Variable              475 bp over Libor
Corporate Misc                             457        Fixed                            8.250%
Corporate Misc                           2,400        Fixed                            6.200%
Corporate Line of Credit                93,000        Variable              150 bp over Libor
Corporate Misc                          15,000        Variable              125 bp over Libor
Sawgrass Residual                        4,700        Variable              165 bp over Libor
                                     ==========
         Total                        $871,932
                                     ==========


                                                       Annual         Earliest day   Recourse to
                                       Maturity       Interest       at which debt   Company or
                                          Date         (000's)       can be repaid   Op. Ptnrshp
                                          ----         -------       -------------   -----------
Potomac Mills/Gurnee Mills:
           Tranche A                  12/17/26(1)      $14,054               (2)            0%
           Tranche B                  12/17/26(1)        1,896               (2)            0%
           Tranche C                  12/17/26(1)        1,085               (2)            0%
           Tranche D                  12/17/26(1)        2,310               (2)            0%

Franklin Mills and Liberty Plaza                                                            0%
           Tranche A                    6/1/27(3)        8,495               (4)            0%
           Mortgage Loan                6/1/27(3)        1,459               (4)            0%
           Mortgage Loan                6/1/27(3)          799

Sawgrass Mills:
           Tranche A                      1/18/01        7,418               (5)            0%
           Tranche B                      1/18/01          625 (7)           (5)            0%
           Tranche C                      1/18/01        1,540 (7)           (5)            0%
Sawgrass Mills - Phase II                 1/18/01        1,255               (8)            0%     (14)
Ten Community Centers                      2/1/29        8,170              (15)            0%
Concord Mills Residual III               12/31/00          642              (16)           100%
                                                      ----------
Total Property Mortgages                                49,748
                                                      ----------

Sawgrass Mills Mezzanine Loan             10/1/00        5,786 (7)          (17)            0%     (18)
Corporate Misc                           10/31/00           38              (11)            0%
Corporate Misc                            7/15/00          149              (11)            0%
Corporate Line of Credit                   4/1/00        6,417 (7)     (8), (10)           100%
Corporate Misc                            1/18/00          998 (7)          (13)           100%
Sawgrass Residual                         1/18/01          331 (7)          (12)            0%
                                                      ==========
         Total                                         $63,467
                                                      ==========

(1) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on December 18, 2003. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate for each tranche will be increased by 2% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan. Principal repayments are based on the scheduled amortization, assuming a 7% mortgage interest rate, over a 30 year period, with the monthly amortization payments being applied sequentially, beginning with Tranche A to reduce the principal balance.
(2) Optional payments of principal are not permitted prior to December 17, 1999. After such date, prepayments, in whole or in part, are permitted upon at least 15 days notice. In addition, the Company is required to pay a prepayment penalty equal to the greater of (i) 1% of the remaining principal balance or (ii) a yield preservation payment. Generally, yield preservation payments are intended to compensate the lender for the total amount of interest it would have earned on the indebtedness but for the repayment, less the amount of interest that the lender could earn if it invested the repayment amount in United States Treasury obligations or other similar securities from the date of the repayment through the maturity date of the indebtedness.
(3) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on May 5, 2007. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be increased by 5% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan.
(4) This indebtedness may be prepaid, without a prepayment penalty, beginning 180 days prior to May 5, 2007. Prior to that date, there is no right to prepay the indebtedness, except that $12.5 million of the principal balance, which has been allocated to the Liberty Plaza shopping center, may be defeased through the establishment of defeasance collateral (which may include government or agency securities that have the full faith and credit of the United States government).
(5) Optional payments of principal on Tranche A of this indebtedness are not permitted prior to June 20, 2000 other than in connection with certain casualty or condemnation events occurring with respect to Sawgrass Mills. On and after such date, Tranche A may be prepaid in full, but not in part, without any prepayment penalty. Optional prepayments of Tranches B and C of the indebtedness may be made, in whole or in part, at any time without any prepayment penalty, but only if payments of interest are current with respect to each outstanding Tranche and an event of default is not then continuing.
(6) The loan agreement provides for a cap on LIBOR at 14% for the life of the loan.
(7) Calculated using 30-day LIBOR at 5.40%, which was the rate at September 30, 1999.
(8)  Prepayable, in whole or in part, at any time without prepayment penalty.
(9) This indebtedness may be prepaid, in whole or in part, upon 30 days notice to the lender and the payment of a prepayment penalty. The penalty percentage due on prepayment is 1.5% of the outstanding principal. During the last three months of its term, the indebtedness may be prepaid without penalty.
(10) The total commitment under the Line of Credit is $100,000. Funds are available subject to certain performance measures and restrictive covenants. This loan bears interest at a variable rate ranging from 100 bp to 165 bp over Libor subject to certain leverage tests (Libor + 150 bp at 9/30/99). The line of credit matures April 1, 2000 with a one-year option to extend.
(11) Primarily corporate debt with maturities under one year. Prepayable, in whole or in part, at any time without prepayment penalty.
(12) Prepayable, in whole or in part, at any time, upon 3 days prior notice to lender without prepayment penalty.
(13) Prepayable, in whole or in part, at any time, upon 5 days prior notice to lender without prepayment penalty.
(14) Principal is guaranteed by the Company if the Phase II project fails to achieve a DSC (debt service coverage) ratio of 1.35 and a debt yield of 12.5%. As of September 30, 1999, the guaranteed amount was 0%.
(15) The indebtedness is a 30 year amortizing loan with an anticipated balloon repayment date of February 1, 2009. Interest is payable at a fixed rate of 7.30%. The principal is guaranteed by the Company. In the event the mortgage is not repaid by the anticipated balloon repayment date, the interest rate will be the greater of (I) the loan interest rate plus 2% or
     (ii) the yield calculated by the linear interpolation of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the anticipated repayment date.
(16) The total commitment under this loan is $9,000. Funds are available subject to certain performance measures and restrictive covenants. Interest accrues at 200 bp over LIBOR. The indebtedness matures on December 31, 2000.
(17) Optional payments of principal are not permitted prior to September 11, 1999. After September 11, 1999 but before December 11, 1999, the indebtness may be prepaid in whole or in part with at least 5 business days notice with a prepayment premium equal to 1% of the principal indebtness being repaid. After December 11, 1999, the indebtness may be prepaid in whole or or in part with at least 5 business days notice without a prepayment fee.
(18) The loan is secured by the Company's interest in the property.

                              THE MILLS CORPORATION
               SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS
                             (DOLLARS IN THOUSANDS)
                            AS OF SEPTEMBER 30, 1999

                            Principal
                             Balance               Total                        Annual Interest
                             (000's)            Commitment        Term                Rate
                             -------            ----------        ----                ----
Arizona Mills               $142,214            $142,214        Variable     130 bp over Libor   (4),(5)
Grapevine Mills              155,000             155,000        Fixed        6.465%
Ontario Mills                143,961             145,000        Fixed        6.750%
City Block at Orange         127,302             136,000        Variable     135 bp over Libor   (6)
Sawgrass Phase III            41,164              44,000        Variable     165 bp over Libor   (7)
Concord Mills                146,879             199,000        Variable     135 bp over Libor
Katy Mills                    92,803             168,000        Variable     200 bp over Libor
Opry Mills                         0             168,000        Variable     200 bp over Libor
                            ---------         -----------
        Total               $849,323          $1,157,214
                            =========         ===========


                                                Annual       Earliest day     Recourse to
                             Maturity           Interest     at which debt      Company or
                                Date            (000's)      can be repaid     Op. Ptnrshp
                                ----            -------      -------------     -----------

Arizona Mills                 2/1/02                9,528        (1)              9.2%    (10)
Grapevine Mills               9/1/32 (8)           10,021        (2)              0.0%
Ontario Mills                12/1/28 (9)            9,717        (3)              0.0%
City Block at Orange         1/22/02                8,593 (4)    (3)             26.7%    (11)
Sawgrass Phase III           1/18/01                2,902 (4)    (15)             0.0%    (12)
Concord Mills                12/2/01                9,914 (4)    (2)             50.0%    (13)
Katy Mills                   3/31/02                6,867 (4)    (15)            100.0%   (14)
Opry Mills                   10/1/02                    0 (4)    (16)            100.0%   (17)
                                                  -------
        Total                                     $57,542
                                                  =======

(1) The indebtedness may be prepaid, in whole or in part, upon 5 business days notice to the Administrative Agent, provided that (i) an partial prepayment shall be in principal amount of not less than $1 million and an integral multiple of $100,000; and (ii) each prepayment under this shall include all interest accrued on the amount of principal prepaid (and all late charges and other sums that may be payable) through the date of prepayment.
(2) This indebtedness may be prepaid, in whole or in part, upon 3 business days notice to the Administrative Agent.
(3) The Company shall have the right to make prepayments of the loan, without penalty and a late charge, as the case may be following the occurrence of an Event of Default under any of the Loan Documents), in whole or in part, upon not less than 5 Business Days prior written notice to Lender. No prepayment of all or part of the Loan, including any mandatory prepayment of the Loan made as a result of an acceleration of the Loan or pursuant to the immediately preceding sentence, shall be permitted unless same is made together with the payment of all interest accrued on the Loan through the date of prepayment and an amount equal to all Breakage Costs and reasonable, out-of-pocket attorneys' fees and disbursements incurred by Lender and any participants in good faith as a result of the prepayment.
(4) Calculated using 30-day LIBOR at 5.40%, which was the rate at September 30, 1999.
(5) The Applicable Margin may be reduced to 115 basis points if the Company receives a "private letter bank loan rating equal to or better than "A-".
(6) Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred, (ii) the Grand Opening Date has occurred, (iii) 33% of the Specialty Space has been and continues to be leased to Specialty Tenants and 55% of the Anchor Space has been and continues to be leased to Anchors,
     (iv) the DSC Ratio for any Calculation Period is equal to or greater than
     1.00 and (v) no Event of Default is continuing. Once these conditions have been satisfied the Interest Rate shall be LIBOR plus 150 bp. A further reduction to Libor plus 135 bp shall occur once the DSC Ratio for any period is equal to or greater than 1.25. Interest Rate will reduce to LIBOR plus 125 bp when the DSC Ratio for any period is equal to or greater than
     1.40. Interest Rate will reduce to LIBOR plus 115 bp when the DSC Ratio for any period is equal to or greater than 1.50.
(7) Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred and the project has achieved a DSC ratio of 1.00, the interest rate shall be LIBOR plus 150 bp; (ii) the project has achieved a DSC ratio of 1.30 and a debt yield of 12.0% for a minimum of three months, the interest rate shall be LIBOR plus 125 bp; (iii) the project has achieved a DSC ratio of 1.35 and a debt yield of 12.5% for a subsequent three months, the interest rate will be LIBOR plus 110 bp.
(8) This indebtedness is a 30 year amortizing loan with an anticipated repayment date on October 1, 2008. The loan has an interest only period through September 1, 2002. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 2% or (ii) the yield calculated by linear interpolation of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the anticipated repayment date.
(9) This indebtedness is a 30 year amortizing loan with an anticipated repayment date on December 1, 2008. In the event the mortgage is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 5% or (ii) the Treasury Rate plus 5%.
(10) Principal is guaranteed on a several basis by each partner (the Company's share is 36.8%) reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon completion of construction, opening and achieving $16,000 of "In-Place Minimum Rent," the Guaranteed Amount will reduce to 50%; (iii) upon achieving a 13.5% "Debt Yield," ("Debt Yield" is defined as EBITDA to total loan commitment) the Guaranteed Amount will reduce to 25% of the Loan Amount; (iv) upon achieving a 15% "Debt Yield," the Guaranteed Amount will reduce to 15% of the Loan Amount; and (v) upon achieving a 17% Debt Yield and an appraised value indicating a loan to value ratio of no greater than 55%, the Guaranteed Amount will reduce to $0. As of September 30, 1999, the Company's share of the Guaranteed Amount was reduced from 36.8% to 9.2% according to the above formula.
(11) Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon construction completion, grand opening and a Debt Service Coverage ratio of
     1.00 the Guaranteed Amount will reduce to $68,000; (iii) upon achieving a DSC ratio of 1.25 the Guaranteed Amount will reduce to $34,000; (iv) upon achieving a DSC Ratio of 1.40 the Guaranteed Amount will reduce to 10%; and
     (v) upon achieving a DSC Ratio of 1.50 the Guaranteed Amount will reduce to 0%. As of September 30, 1999 the guarantee amount was $34,000.
(12) Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon achieving a DSC Ratio of 1.35 and a debt yield of 12.5% will reduce to 0%. As of September 30, 1999, the guarantee amount was 0%.
(13) The loan commitment has a term of three years with two one-year options. The interest rate will be Libor plus 135 basis points until completion and occupancy requirements are met. Once achieved, the interest rate will be Libor plus 120 basis points. The interest rate can be further reduced to Libor plus 110 basis points when the project achieves a debt service coverage for three months of 1.35. The new loan is guaranteed severally by the Company (50%) and Simon Property Group, L.P. (50%) and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) 50% upon achieving completion and occupancy requirements;
     (iii) 35% upon achieving a DSC ratio of 1.20 for three consecutive months;
     (iv) 20% upon achieving a DSC ratio of 1.35 for three consecutive months subsequent to the prior condition.
(14) The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) upon completion of construction, grand opening and a Debt Service Coverage ratio of 1.00 the Guaranteed Amount will reduce to 50%;
     (iii) upon achieving a Debt Service Coverage ratio of 1.25 the Guaranteed Amount will reduce to 25%. As of Septemer 30, 1999, the guarantee amount was 100%.
(15) This indebtedness may be prepaid, in whole or in part, upon 5 business days notice to the Administrative Agent.
(16) The indebtedness may be prepaid, in whole or in part, upon 3 business days notice to the Administrative Agent, provided that each prepayment under this loan shall include all interest accrued on the amount of principal prepaid (and all late charges and other sums that may be payable) through the date of prepayment.
(17) The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) upon completion of construction, fulfilling certain occupancy requirements as defined per construction loan agreement and a debt service coverage ratio of 1.10 the Guaranteed Amount will reduce to 50%.

                            THE MILLS CORPORATION
                                 GROSS SALES
                              SEPTEMBER 30, 1999

                                       Twelve Months ended September 30, 1999
                                       --------------------------------------
                                   Sq Ft                    Sales                  psf
                                   -----                    -----                  ---
Potomac Mills:
     Anchor/Majors (1)            904,826              $ 202,736,680              $ 224
     Specialty                    595,506                192,900,739                324
     Temporary/Kiosk                    -                  3,170,979                  -
                       -----------------------------------------------------------------
                                1,500,332              $ 398,808,398              $ 266

Franklin Mills:
     Anchor/Majors (1)            962,442              $ 156,248,099              $ 162
     Specialty                    540,541                169,002,646                313
     Temporary/Kiosk                    -                  1,594,403                  -
                       -----------------------------------------------------------------
                                1,502,983              $ 326,845,148              $ 217

Sawgrass Mills:
     Anchor/Majors (1)          1,142,301              $ 338,340,060              $ 296
     Specialty                    654,591                288,953,311                441
     Temporary/Kiosk                    -                  8,017,991                  -
                       -----------------------------------------------------------------
                                1,796,892              $ 635,311,362              $ 354

Gurnee Mills:
     Anchor/Majors (1)            829,648              $ 144,598,168              $ 174
     Specialty                    572,196                164,268,524                287
     Temporary/Kiosk                    -                  7,063,556                  -
                       -----------------------------------------------------------------
                                1,401,844              $ 315,930,248              $ 225

Ontario Mills:
     Anchor/Majors (1)            847,994              $ 139,859,145              $ 165
     Specialty                    482,017                172,120,742                357
     Temporary/Kiosk                    -                  8,187,482                  -
                       -----------------------------------------------------------------
                                1,330,011              $ 320,167,369              $ 241

Total Mills w/o Grapvine
  Mills and Arizona Mills
     Anchor/Majors (1)          4,687,211              $ 981,782,152              $ 209
     Specialty                  2,844,851                987,245,962                347
     Temporary/Kiosk                    -                 28,034,411                  -
                       -----------------------------------------------------------------
                                7,532,062            $ 1,997,062,525              $ 265


Grapevine Mills:
     Anchor/Majors                665,583              $ 114,102,906              $ 171
     Specialty                    507,180                151,335,145                298
     Temporary/Kiosk                    -                  8,400,083                  -
                       -----------------------------------------------------------------
                                1,172,763              $ 273,838,134              $ 233

Arizona Mills:
     Anchor/Majors                663,358              $ 118,177,120              $ 178
     Specialty                    485,915                145,762,505                300
     Temporary/Kiosk                    -                  7,039,689                  -
                       -----------------------------------------------------------------
                                1,149,273              $ 270,979,314              $ 236


Total Mills
     Anchor/Majors (1)          6,016,152            $ 1,214,062,178              $ 202
     Specialty                  3,837,946              1,284,343,612                335
     Temporary Kiosk                    -                 43,474,183                  -
                       -----------------------------------------------------------------
                                9,854,098            $ 2,541,879,973              $ 258
                       =================================================================


                                       Twelve Months ended September 30, 1998
                                       --------------------------------------
                                     Sq Ft                     Sales               psf
                                     -----                     -----               ---
Potomac Mills:
     Anchor/Majors (1)              899,424               $ 186,521,953           $ 207
     Specialty                      571,082                 185,932,544             326
     Temporary/Kiosk                      -                   6,985,853               -
                       -----------------------------------------------------------------
                                  1,470,506               $ 379,440,350           $ 258

Franklin Mills:
     Anchor/Majors (1)              976,512               $ 163,371,002           $ 167
     Specialty                      503,938                 147,931,968             294
     Temporary/Kiosk                      -                   4,279,323               -
                       -----------------------------------------------------------------
                                  1,480,450               $ 315,582,293           $ 213

Sawgrass Mills:
     Anchor/Majors (1)            1,171,647               $ 356,448,960           $ 304
     Specialty                      666,950                 301,898,936             453
     Temporary/Kiosk                      -                  12,947,770               -
                       -----------------------------------------------------------------
                                  1,838,597               $ 671,295,666           $ 365

Gurnee Mills:
     Anchor/Majors (1)              811,690               $ 134,915,392           $ 166
     Specialty                      571,208                 158,379,065             277
     Temporary/Kiosk                      -                   7,491,381               -
                       -----------------------------------------------------------------
                                  1,382,898               $ 300,785,838           $ 218

Ontario Mills:
     Anchor/Majors (1)              825,593               $ 136,743,331           $ 166
     Specialty                      476,471                 164,766,035             346
     Temporary/Kiosk                      -                   7,553,640               -
                       -----------------------------------------------------------------
                                  1,302,064               $ 309,063,006           $ 237

Total Mills w/o Grapvine
  Mills and Arizona Mills
     Anchor/Majors (1)            4,684,866               $ 978,000,638           $ 209
     Specialty                    2,789,649                 958,908,548             344
     Temporary/Kiosk                      -                  39,257,967               -
                       -----------------------------------------------------------------
                                  7,474,515             $ 1,976,167,153           $ 264


Grapevine Mills:
     Anchor/Majors                   N/A (1)                     N/A (1)         N/A (1)
     Specialty                       N/A (1)                     N/A (1)         N/A (1)
     Temporary/Kiosk                 N/A (1)                     N/A (1)         N/A (1)
                       -----------------------------------------------------------------
                                     N/A (1)                     N/A (1)         N/A (1)

Arizona Mills:
     Anchor/Majors                   N/A (1)                     N/A (1)         N/A (1)
     Specialty                       N/A (1)                     N/A (1)         N/A (1)
     Temporary/Kiosk                 N/A (1)                     N/A (1)         N/A (1)
                       -----------------------------------------------------------------
                                     N/A (1)                     N/A (1)         N/A (1)

Total Mills
     Anchor/Majors (1)            4,684,866               $ 978,000,638           $ 209
     Specialty                    2,789,649                 958,908,548             344
     Temporary Kiosk                      -                  39,257,967               -
                       -----------------------------------------------------------------
                                  7,474,515             $ 1,976,167,153           $ 264
                       =================================================================


                                      Twelve Months ended December 31, 1998
                                      -------------------------------------
                                  Sq Ft                 Sales                 psf
                                  -----                 -----                 ---
Potomac Mills:
     Anchor/Majors (1)            951,043           $ 191,678,102            $ 202
     Specialty                    580,658             185,618,081              320
     Temporary/Kiosk                    -               5,155,021                -
                       ------------------------------------------------------------
                                1,531,701           $ 382,451,204            $ 250

Franklin Mills:
     Anchor/Majors (1)            971,940           $ 155,395,973            $ 160
     Specialty                    527,403             155,109,858              294
     Temporary/Kiosk                    -               3,496,367                -
                       ------------------------------------------------------------
                                1,499,343           $ 314,002,198            $ 209

Sawgrass Mills:
     Anchor/Majors (1)          1,174,642           $ 353,258,477            $ 301
     Specialty                    664,466             297,963,690              448
     Temporary/Kiosk                    -              10,588,716                -
                       ------------------------------------------------------------
                                1,839,108           $ 661,810,883            $ 360

Gurnee Mills:
     Anchor/Majors (1)            831,201           $ 141,156,686            $ 170
     Specialty                    565,887             159,651,566              282
     Temporary/Kiosk                    -               6,515,341                -
                       ------------------------------------------------------------
                                1,397,088           $ 307,323,593            $ 220

Ontario Mills:
     Anchor/Majors (1)            823,815           $ 136,055,601            $ 165
     Specialty                    482,653             166,299,546              345
     Temporary/Kiosk                    -               8,188,974                -
                       ------------------------------------------------------------
                                1,306,468           $ 310,544,121            $ 238

Total Mills w/o Grapvine
  Mills and Arizona Mills
     Anchor/Majors (1)          4,752,641           $ 977,544,839            $ 206
     Specialty                  2,821,067             964,642,741              342
     Temporary/Kiosk                    -              33,944,419                -
                       ------------------------------------------------------------
                                7,573,708         $ 1,976,131,999            $ 261


Grapevine Mills:
     Anchor/Majors                657,994           $ 117,597,419            $ 179
     Specialty                    481,255             144,338,088              300
     Temporary/Kiosk                    -               9,710,374                -
                       ------------------------------------------------------------
                                1,139,249           $ 271,645,881            $ 238

Arizona Mills:
     Anchor/Majors                669,035           $ 113,812,451            $ 170
     Specialty                    455,674             137,253,170              301
     Temporary/Kiosk                    -               8,300,350                -
                       ------------------------------------------------------------
                                1,124,709           $ 259,365,971            $ 231


Total Mills
     Anchor/Majors (1)          6,079,670         $ 1,208,954,709            $ 199
     Specialty                  3,757,996           1,246,233,999              332
     Temporary Kiosk                    -              51,955,143                -
                       ------------------------------------------------------------
                                9,837,666         $ 2,507,143,851            $ 255
                       ============================================================


(1) Anchor/Major sales include sales from certain anchor tenants that own their parcels.

                              THE MILLS CORPORATION
                    COMPARABLE SPECIALTY STORES TENANT SALES
                      NINE MONTHS 1999 VS. NINE MONTHS 1998
                                 (IN THOUSANDS)

                                   YTD                      YTD
                             Sept. 30, 1999           Sept. 30, 1998             Percentage
                                  Sales                    Sales                   Change
                                  -----                    -----                   ------
Property Name:
- --------------

Potomac Mills                 $112,854                  $108,933                  3.6%



Franklin Mills                $ 77,758                  $ 76,591                  1.5%



Sawgrass Mills                $193,470                  $202,013                 -4.2%



Gurnee Mills                  $ 83,146                  $ 82,454                  0.8%



Ontario Mills                 $100,776                  $ 95,725                  5.3%
                              --------                  --------              -------



Total                         $568,004                  $565,716                  0.4%
                              ========                  ========              =======


Note: Comparable sales presented above are based on tenant reported sales for the nine months of 1999 versus the nine months of 1998 and include only those tenants that have been in occupancy for the past 21 months. Properties that have less than 24 months of operations have been excluded.

                              THE MILLS CORPORATION
                              CAPITAL EXPENDITURES

MILLS AND COMMUNITY CENTERS COMBINED (9)

                                                             Nine Months Ended                Year ended December 31,
                                                             September 30, 1999                 1998              1997
                                                         -------------------------        ---------------    --------------
RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                     $     182,777                   $   1,453,123       $     435,742

Per Square Foot (2)                                                0.02                            0.12                0.05


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                     $   2,237,452                   $   5,467,329       $   5,143,206

Per Square Foot Improved (4)                                      12.18                            7.85               11.90
Per Square Foot (2)                                                0.19                            0.46                0.62

TOTAL RECURRING COSTS

Costs                                                     $   2,420,229                   $   6,920,452       $   5,578,948
Per Square Foot (2)                                                0.20                            0.58                0.67


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                     $  13,254,647 (7)               $  18,911,845 (7)   $  41,571,485 (7)

Per Square Foot Improved (5)                                      60.10                           71.68               73.69
Per Square Foot (2)                                                1.10                            1.58                5.03


WORK IN PROCESS (6)

Cummulative Costs                                         $   4,951,289                   $   8,447,326       $   4,703,992

Cummulative Per Square Foot Improved (8)                          22.15                           25.99               14.59



(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.
(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties
(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.
(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).
(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.
(7) Includes expansion costs for Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes expansion costs for Sawgrass Phase III.
(8) Calculated as Work In Process divided by GLA of all space with work in process.
(9)  Excludes projects that have less than twelve months of operations.

                              THE MILLS CORPORATION
                              CAPITAL EXPENDITURES





MILLS PORTFOLIO  (9)

                                                         Nine Months Ended              Year ended December 31,
                                                         September 30, 1999             1998                1997
                                                        -------------------        -------------       --------------
RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                     $      96,330             $     949,095       $     388,003

Per Square Foot (2)                                                0.01                      0.10                0.06


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                     $   2,046,080             $   4,274,398       $   4,518,073

Per Square Foot Improved (4)                                      12.05                      8.53               13.35
Per Square Foot (2)                                                0.21                      0.44                0.75

TOTAL RECURRING COSTS

Costs                                                     $   2,142,410             $   5,223,493       $   4,906,076
Per Square Foot (2)                                                0.22                      0.54                0.81


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                     $  12,844,158 (7)         $  18,175,677 (7)   $  41,010,815 (7)

Per Square Foot Improved (5)                                      65.74                     96.48               78.37
Per Square Foot (2)                                                1.31                      1.86                6.77


WORK IN PROCESS (6)

Cummulative Costs                                         $   1,453,714             $   6,779,660       $   3,989,739

Cummulative Per Square Foot Improved (8)                          19.59                     38.45               31.27

(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.
(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties
(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.
(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).
(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.
(7) Includes expansion costs at Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes costs relating to Sawgrass Phase III expansion.
(8) Calculated as Work In Process divided by GLA of all space with work in process.
(9)  Excludes projects that have less than twelve months of operations.

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

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES


COMMUNITY CENTERS

                                                          Nine Months Ended               Year ended December 31,
                                                          September 30, 1999              1998                 1997
                                                        ----------------------       ---------------      --------------
RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                     $      86,447                $     504,028       $      47,739

Per Square Foot (2)                                                0.04                         0.23                0.02


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                     $     191,372                $   1,192,931       $     625,133

Per Square Foot Improved (4)                                      13.85                         6.10                6.68
Per Square Foot (1)                                                0.09                         0.54                0.28

TOTAL RECURRING COSTS

Costs                                                     $     277,819                $   1,696,959       $     672,872
Per Square Foot (2)                                                0.13                         0.77                0.31


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                     $     410,489                $     736,168       $     560,670

Per Square Foot Improved (5)                                      16.30                         9.76               13.73
Per Square Foot (2)                                                0.19                         0.33                0.25

WORK IN PROCESS (6)

Cummulative Costs                                         $   3,497,575                $   1,667,666       $     714,253

Cummulative Per Square Foot Improved (7)                          23.42                        11.22                3.66


(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.
(2) Includes annual costs divided by total GLA (excluding space owned by certain tenants) of the Community Centers
(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.
(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).
(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.
(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.
(7) Calculated as Work In Process divided by GLA of all space with work in process.


                                       28